Filed Pursuant to 497(b)

Registration No. 333-136836

THE TOCQUEVILLE GENESIS FUND,

a series of

THE TOCQUEVILLE TRUST

40 West 57th Street

New York, New York 10019

September 22, 2006

Dear Shareholders:

The Trustees of The Tocqueville Trust have determined that it is in the best interests of shareholders to merge The Tocqueville Genesis Fund (“Genesis Fund”) into The Tocqueville Fund (“Tocqueville Fund” and together with the Genesis Fund, the “Funds”), another series within The Tocqueville Trust (“Tocqueville Trust”). Tocqueville Asset Management L.P. (“TAM”) serves as investment adviser to both Funds. As shareholders of the Genesis Fund you are being asked to approve the proposed merger at a special meeting of the shareholders to be held on October 27, 2006. Enclosed you will find various materials, including a Combined Proxy Statement/Prospectus and proxy ballot for this meeting. The materials will provide you with detailed information about the proposed merger. We at TAM, and the Board of Trustees of the Tocqueville Trust, believe the merger is in the best interests of the shareholders for both Funds. The Board of Trustees and I urge you to vote in favor of this merger.

Pursuant to the proposed merger, if approved by shareholders, at the close of business on October 31, 2006, the Genesis Fund will transfer its assets into the Tocqueville Fund and the Tocqueville Fund will assume the liabilities of the Genesis Fund. On that date, you will receive shares of the Tocqueville Fund equal in aggregate net asset value to your shares of the Genesis Fund.

Why are we proposing this merger? The two Funds have very similar investment strategies and due to the changed regulatory environment in recent years, we believe that merging the two Funds will allow both Funds to take advantage of the potential benefits of future economies of scale, including the ability to spread certain fixed costs across a larger asset base, to the potential benefit of all shareholders. The two Funds have essentially the same investment objective. The Tocqueville Fund seeks long-term capital appreciation while the Genesis Fund also seeks long-term capital appreciation consistent with preservation of capital. The Tocqueville Fund has emphasized a value approach to investing, investing primarily in companies that TAM has identified as being out of favor or undervalued. The Genesis Fund has also emphasized a value approach to investing, but with the Genesis Fund, TAM has focused on sectors of the market that are undervalued by analyzing capital flows within market sectors; once the undervalued sectors were identified, TAM would invest in companies that had good long-term business fundamentals but were temporarily out of favor with investors.

We believe that this combination will provide substantial benefits to the shareholders of the Genesis Fund as discussed in the enclosed Proxy Statement. Shareholders of the Genesis Fund will experience an immediate reduction in the Fund’s expense ratio if the merger is approved. The expense ratio for the Genesis Fund is currently capped at 1.95% (although its actual expenses have exceeded that level and there seems little prospect that they will decline). If the merger is approved, TAM has agreed, through October 31, 2007, to waive fees or reimburse expenses in order to cap the Tocqueville Fund’s total annual operating expenses at 1.25%. Therefore your expense ratio will decline by at least 70 basis points for a minimum of one year. TAM has also agreed that such waiver will renew automatically each year unless TAM terminates the agreement by providing written notice to the Tocqueville Fund prior to October 31st each year. TAM expects that the increased size of the combined Tocqueville Fund will in reality keep the annual fund operating expenses below this cap. The merger will be structured to be tax-free to both Funds and their shareholders. There will be no dilution of your investment.

Every vote counts. Please cast yours as early as possible, so we can avoid incurring additional costs in re-soliciting your vote. If you have questions or would like to discuss alternatives, you may contact us at (800) 697-3863. If you invest through another financial institution, such as a brokerage firm, please contact your financial institution should you have any questions.

Sincerely,

Michael Williams Genesis Fund Portfolio Manager

THE TOCQUEVILLE GENESIS FUND,

a series of

THE TOCQUEVILLE TRUST

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

October 27, 2006

40 West 57th Street

New York, New York 10019

(212) 698-0800

A Special Meeting of Shareholders of The Tocqueville Genesis Fund, a series of The Tocqueville Trust (the “Genesis Fund”) will be held at 9:30 a.m. on October 27, 2006, at the offices of The Tocqueville Trust at 40 West 57th Street, New York, New York 10019, for the following purposes, all of which are more fully described in the accompanying Combined Proxy Statement/Prospectus dated September 22, 2006.

1.	To approve the Agreement and Plan of Reorganization and Liquidation between The Tocqueville Fund, also a series of The Tocqueville Trust (the “Tocqueville Fund”) and the Genesis Fund. The Agreement and Plan of Reorganization and Liquidation contemplates the transfer to the Tocqueville Fund of substantially all the assets and liabilities of the Genesis Fund in exchange for shares of the Tocqueville Fund and the distribution of such shares to the shareholders of the Genesis Fund, the liquidation and dissolution of the Genesis Fund, and the termination of the Genesis Fund’s registration under the Investment Company Act of 1940, as amended.

2.	To transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on September 22, 2006, are entitled to notice of, and to vote at, the meeting or any postponements or adjournments thereof.

By Order of the Board of Trustees

/s/ Steve Tyrrell

Steve Tyrrell, Secretary

New York, New York

September 22, 2006

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE. ALTHOUGH YOU ARE INVITED TO ATTEND THE SPECIAL MEETING AND VOTE YOUR SHARES IN PERSON, IF YOU ARE UNABLE TO ATTEND, YOU MAY VOTE YOUR SHARES BY MAIL OR ELECTRONICALLY BY EITHER A TOUCH-TONE TELEPHONE 1-800-769-6414 OR THE INTERNET www.dfking.com/tocqueville. IN ORDER TO VOTE BY MAIL, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU LATER DECIDE TO ATTEND THE SPECIAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. IN ORDER TO VOTE ELECTRONICALLY, PLEASE SEE YOUR PROXY CARD FOR MORE INFORMATION AND THE INSTRUCTIONS. HOWEVER, IF YOU WANT TO CHANGE YOUR VOTE, YOU MAY DO SO USING THE PROXY CARD, TOUCH-TONE TELEPHONE OR INTERNET. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE ADVISER OF FURTHER SOLICITATION, WE ASK FOR YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY.

COMBINED PROXY STATEMENT/PROSPECTUS

RELATING TO THE ACQUISITION OF ASSETS OF

THE TOCQUEVILLE GENESIS FUND,

a series of

THE TOCQUEVILLE TRUST

40 West 57th Street

New York, New York 10019

(212) 698-0800

BY AND IN EXCHANGE FOR SHARES OF

THE TOCQUEVILLE FUND,

a series of

THE TOCQUEVILLE TRUST

40 West 57th Street

New York, New York 10019

(212) 698-0800

This Combined Proxy Statement/Prospectus relates to the proposed transfer to The Tocqueville Fund (the “Tocqueville Fund”), a series of The Tocqueville Trust (the “Tocqueville Trust”) of substantially all of the assets and liabilities of The Tocqueville Genesis Fund (the “Genesis Fund”), also a series of the Tocqueville Trust. In exchange for substantially all of the assets and liabilities of the Genesis Fund, shares of the Tocqueville Fund will be distributed to the shareholders of the Genesis Fund and following such distribution, the Genesis Fund will be liquidated and dissolved (the “Reorganization”). As a result of the proposed transaction, each shareholder of the Genesis Fund will receive that number of full and fractional shares of the Tocqueville Fund equal in value at the time of the exchange to the value of such shareholder’s shares of the Genesis Fund (the Tocqueville Fund and the Genesis Fund are collectively referred to as, the “Funds”).

The Board of Trustees believe that the Reorganization is in the best interests of the Funds and that the interests of the Funds’ shareholders will not be diluted as a result of the Reorganization. For federal income tax purposes, the Reorganization is to be structured as a tax-free transaction for the Funds and their shareholders. The two Funds have essentially the same investment objective. The Tocqueville Fund seeks long-term capital appreciation while the Genesis Fund seeks long-term capital appreciation consistent with preservation of capital. As adviser to the Tocqueville Fund, Tocqueville Asset Management L.P. (“TAM” or, the “Adviser”) follows a value approach to investing, meaning that it seeks to invest in companies that TAM’s research team has identified as out of favor or undervalued. This investment approach is similar to TAM’s investment approach, with respect to the Genesis Fund. For Genesis, TAM also emphasizes a value approach to investing, yet the focus was to invest in sectors of the market that were undervalue by analyzing capital flows within market sectors. Within the sectors identified by TAM as undervalued, TAM would then seek companies with good long-term business fundamentals that were temporarily out of favor with investors.

This Combined Proxy Statement/Prospectus sets forth concisely information about the Tocqueville Fund that shareholders of the Genesis Fund should know before investing and should be read and retained by investors for future reference. Copies of the prospectus for the Funds dated February 28, 2006, the semi-annual report for the Funds for the period ended April 30, 2006, and the annual report for the Funds for the fiscal year ended October 31, 2005, are enclosed herewith and are incorporated by reference herein.

A Statement of Additional Information dated September 22, 2006, relating to this Combined Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein. A Statement of Additional Information for the Funds dated February 28, 2006, containing additional and more detailed information about the Funds, has been filed with the SEC and is incorporated by reference herein.

Copies of these documents are available without charge and can be obtained by writing to Tocqueville Asset Management L.P., at 40 West 57th Street, New York, New York 10019, or by calling toll free (800) 697-3863. In addition, these documents may be obtained from the EDGAR database on the SEC’s Internet site at www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (“FDIC”) OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This Combined Proxy Statement/Prospectus is dated September 22, 2006.

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INTRODUCTION

Synopsis

This synopsis provides a concise summary of the information contained in this Combined Proxy Statement/Prospectus, and presents key considerations for shareholders of the Genesis Fund to assist them in determining whether to approve the Agreement and Plan of Reorganization and Liquidation of the Genesis Fund (the “Plan”).

The Reorganization.

The Reorganization involves the transfer of substantially all of the assets and liabilities of the Genesis Fund in exchange for shares of the Tocqueville Fund. The transfer of assets by the Genesis Fund will occur at their current market value as determined in accordance with the Genesis Fund’s valuation procedures and shares of the Tocqueville Fund to be issued to the Genesis Fund shall be valued at their current net asset value determined in accordance with the Tocqueville Fund’s valuation procedures. Following this distribution, shares of the Tocqueville Fund will be distributed to shareholders of the Genesis Fund in liquidation of the Genesis Fund and the Genesis Fund subsequently will be dissolved. In connection therewith, the Genesis Fund will deregister under the Investment Company Act of 1940, as amended (the “Act”), by filing the appropriate application with the SEC. See “Information About the Reorganization—Material Features of the Plan.”

As a result of the proposed Reorganization, each shareholder of the Genesis Fund will receive that number of full and fractional shares of the Tocqueville Fund equal in aggregate value at the time of the exchange to the aggregate value of such shareholder’s shares of the Genesis Fund. The Reorganization is expected to constitute a tax-free exchange of shares for the Genesis Fund shareholders and is not expected to have any tax impact to the shareholders of the Tocqueville Fund.

The implementation of the Reorganization is subject to a number of conditions set forth in the Plan. Among the more significant conditions is the receipt by the Funds of an opinion of counsel to the effect that the Reorganization will be treated as a tax-free transaction to the Funds and their shareholders for federal income tax purposes, as described further below. For more information about the Reorganization, see “Information About the Reorganization” below.

Comparison of Investment Objectives and Policies of the Funds.

The Funds are both open-end management investment companies. Both Funds are diversified funds, which means that they are limited as to amounts they may own of issuers with respect to 75% of their assets. The investment objective of the Tocqueville Fund is to seek long-term capital appreciation. The investment objective of the Genesis Fund is to seek long-term capital appreciation consistent with preservation of capital. The Funds seek to achieve their investment objectives by investing primarily in the equity securities of United States companies. The investment strategy for the Funds is value oriented and contrarian. The Funds seek companies that have good long-term business fundamentals but are temporarily out of favor with investors, and hence have a market value lower than their intrinsic value. With respect to the Genesis Fund, it seeks companies within sectors of the market that the portfolio manager has identified as undervalued. The investment policies and strategies of the Funds are described in greater detail in “Additional Information About the Funds—Comparison of Funds.”

Comparison of Investment Advisory, Administration and Distribution and Service Plan Arrangements and Fees

Tocqueville Asset Management L.P. serves as the investment adviser for both Funds. TAM also serves as administrator for the Funds, while U.S. Bancorp Fund Services, LLC serves as the sub-administrator for the Funds (the “Administrator”).

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Investment Advisory and Administration Arrangements.  The investment advisory fee is higher for the Genesis Fund than for the Tocqueville Fund. Under its Investment Advisory Agreement with the Genesis Fund, TAM receives an advisory fee equal, on an annualized basis, to 1.25% on the first $1 billion of the Fund’s average daily net assets, and 1.00% of the Fund’s average daily net assets in excess of $1 billion. The advisory fee is subject to reduction pursuant to an Expense Limitation Agreement between TAM and the Genesis Fund. Pursuant to this Expense Limitation Agreement, TAM will waive its investment advisory fees to the extent necessary to cap the Genesis Fund’s total annual fund operating expenses at 1.95%. The Expense Limitation Agreement between TAM and the Genesis Fund is in effect until October 31, 2006.

Under its Investment Advisory Agreement with the Tocqueville Fund, TAM receives an advisory fee equal, on an annualized basis, to .75% on the first $1 billion of the Fund’s average daily net assets, and .65% of the Fund’s average daily net assets in excess of $1 billion. TAM has agreed, if the Reorganization is consummated, to enter into an expense limitation agreement with the Tocqueville Fund to waive its advisory fee or reimburse the Tocqueville Fund for its expenses to the extent necessary to ensure that the Tocqueville Fund’s total annual fund operating expenses will not exceed 1.25% through October 31, 2007. There can be no assurance that this expense limitation agreement will be continued after October 31, 2007. If the expense limitation agreement is not continued, TAM’s advisory fee will be as described above and the Tocqueville Fund’s total operating expenses may or may not be higher than 1.25%. TAM has agreed that such expense limitation agreement will renew automatically each year unless TAM terminates the agreement by providing written notice to the Tocqueville Fund prior to October 31st each year. See “Additional Information About the Funds—Advisory Arrangements.”

In addition, TAM receives an administrative services fee from the Funds pursuant to its Administration Agreement equal, on an annualized basis, to .15% of each Fund’s average daily net assets. A portion of this .15% fee is used by TAM to pay the Administrator on behalf of the Funds. Pursuant to the Sub-Administration Agreement between TAM and the Administrator, the Administrator receives a fee that is based on the combined assets of the five funds comprising the Tocqueville Trust and The Tocqueville Alexis Fund, a separate fund also advised by TAM. The Administrator receives a fee equal, on an annualized basis, to .05% of each Fund’s average daily net assets on the first $400 million of combined assets, .03% of each Fund’s average daily net assets on the next $600 million of combined assets and .02% of each Fund’s average daily net assets on the balance of the combined assets. The Administrator’s fee is subject to a combined minimum annual fee of $240,000 for the five funds of the Tocqueville Trust and The Tocqueville Alexis Fund. Fees associated with extraordinary services are billed separately.

Distribution Arrangements.  Lepercq, de Neuflize/Tocqueville Securities, L.P. (the “Distributor”) acts as the principal distributor for the Funds. The Distributor, as agent for the Funds, uses its best efforts to distribute shares of the Funds on a continuous basis. Both Funds have adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Act. Under these Rule 12b-1 Plans, the Funds may pay the Distributor, on an annualized basis, in an amount up to .25% of its average daily net assets, for expenses incurred in connection with the cost of advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents. The Board considers the actual amounts expended by the Distributor in determining whether or not to renew the plans.

Shares of the Funds may be sold through broker-dealers who have entered into sales agreements with the Distributor. Shares of the Tocqueville Fund are offered for sale on a no-load basis, which means that no sales commissions are charged on purchases of these shares. Shares of the Genesis Fund are subject to a sales load, as disclosed in its Prospectus. The price paid for shares of the Genesis Fund is the public offering price, meaning the next determined net asset value of the shares plus a sales load. The sales load is a one-time charge paid at the time of purchase of Genesis Fund shares, most of which ordinarily goes to the investor’s broker-dealer to compensate it for the services provided the investor. Both Funds also charge a redemption fee of 2.00% (as a percentage of the amount redeemed) on redemptions of shares held 120 days or less. The terms of the redemption fee, and the types of investments that are exempt from the redemption fee, are the same for both Funds. Both

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Funds offer an exchange privilege among all the series of the Tocqueville Trust, the First American Prime Obligation Fund and the First American Intermediate Bond Fund. The redemption fee applies in connection with the redemptions made pursuant to this exchange privilege.

Purchases, Redemptions and Exchanges.  The Tocqueville Fund sells and redeems its shares on a continuing basis at their net asset values and does not impose a sales charge for either sales or redemptions. The Genesis Fund also sells and redeems its shares on a continuing basis, but as discussed above, a sales charge is applied at the time of purchase, no sales charge applies to redemptions. Other purchase and redemption procedures applicable to the Funds are substantially the same. Shares of the Tocqueville Fund issued to the Genesis Fund shareholders as a result of the proposed Reorganization will be deemed to be held for the period the shares were held in the Genesis Fund prior to the Reorganization and in the Tocqueville Fund after the Reorganization for purposes of determining whether the redemption fee is applicable. Pursuant to the exchange privilege, the Funds’ shareholders can exchange some or all of their shares for shares of the other three funds in the Tocqueville Trust i.e., The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund and The Tocqueville Gold Fund. Exchanges into all Funds in the Tocqueville Trust will be at the then current net asset value. Tocqueville Fund shareholders also can exchange some or all of their shares for shares of certain funds managed by an affiliate of the Funds’ transfer agent.

Tax Consequences.  In the opinion of Paul, Hastings, Janofsky & Walker LLP, the proposed transaction will qualify as a tax-free reorganization for federal income tax purposes. As a result, no gain or loss will be recognized by either the Tocqueville Fund, the Genesis Fund, or the shareholders of the Genesis Fund as a result of the Reorganization. However, the Genesis Fund will have non-qualifying gross income equal to its reorganization expenses paid by the Adviser. See “Information About the Reorganization—Federal Income Tax Consequences.”

Other Considerations.  In the event the shareholders of the Genesis Fund do not approve the Reorganization, the Board will consider possible alternatives to the proposed Reorganization, including the liquidation of the Genesis Fund. Shareholders have no right of appraisal, but may continue to redeem their shares in accordance with the Genesis Fund’s normal redemption policies.

Cost of the Reorganization.  All legal fees and other costs associated with this Reorganization incurred by the Genesis Fund including legal fees, the cost of the preparation and distribution of the proxies and proxy statements and any other out-of-pocket expenses in an amount of approximately $60,000 will be borne by TAM.

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Comparison of Fees and Expenses

The following table shows: (i) the fees and expenses of the Tocqueville Fund as of October 31, 2005; (ii) the fees and expenses of the Genesis Fund as of October 31, 2005; and (iii) the estimated fees and expenses of the Tocqueville Fund on a pro forma basis after giving effect to the Reorganization.

FEE TABLE

Shareholder Fees (fees that are paid directly from your investment)	Genesis		Tocqueville		Pro Forma Combined Tocqueville Fund
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None		None		None
Maximum Sales Charge (Load) Imposed on Reinvestment Dividends	None		None		None
Redemption Fee	2.00	%(1)	2.00	%(1)	2.00	%(1)
Exchange Fee	(2)		(2)		(2)

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Genesis		Tocqueville		Pro Forma Combined Tocqueville Fund
(as a % of average net assets)
Advisory Fees	1.25%		.75%		.75%
Rule 12b-1 Fee	.25	%(3)	.25%		.25%
Other Expenses	.59%		.34%		.34%
Total Annual Fund Operating Expenses	2.09%		1.34%		1.34%
Less Fee Waivers	(.14	)%(3)	.00%		(.09	)%(4)
Net Annual Fund Operating Expenses	1.95	%(3)	1.34%		1.25	%(4)

(1)	A redemption fee is imposed on redemptions of shares held 120 days or less. Please see “Comparison of Investment Advisory, Administration and Distribution and Service Plan Arrangements and Fees” above for more information concerning the redemption fee. The Transfer Agent charges a $15 service fee for each payment of redemption proceeds made by wire.
(2)	The Transfer Agent charges a $5 fee for each telephone exchange.
(3)	With respect to the Genesis Fund, TAM is contractually obligated to waive its fees to the extent that the Total Annual Fund Operating Expenses exceed 1.95%. This Expense Limitation Agreement shall remain in effect until October 31, 2006.
(4)	If the Reorganization is consummated, TAM has agreed to execute an Expense Limitation Agreement which will provide that it will waive its fees or reimburse the Tocqueville Fund for its expenses to the extent necessary to ensure that the Tocqueville Fund’s total annual fund operating expenses do not exceed 1.25%. This Expense Limitation Agreement would remain in effect until October 31, 2007, and would renew automatically for an additional 12-month term unless TAM terminated the agreement by providing written notice to the Fund prior to October 31, 2007.

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Example

This Example is intended to help you compare the cost of investing in the Genesis Fund, the Tocqueville Fund and, on a pro forma basis, in the combined fund following the Reorganization and also allows you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The Example assumes that you invest $10,000 in a fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Funds’ operating expenses remain the same and you reinvest all dividends and distributions.

	1 Year	3 Years	5 Years	10 Years
Genesis Fund:	$688	$1,109	$1,555	$2,789
Tocqueville Fund:	$136	$425	$734	$1,613
Pro Forma Combined Tocqueville Fund:	$127	$416	$725	$1,605

This Synopsis is qualified by reference to the more complete information contained elsewhere in this Combined Prospectus/Proxy Statement, including information incorporated by reference herein.

PRINCIPAL RISK FACTORS

The principal risks of investing in the Funds are not materially different, except that the Genesis Fund may invest to a greater degree in foreign issuers than the Tocqueville Fund. The Genesis Fund also may invest to a greater degree in small and mid-capitalization companies.

Both Funds invest primarily in common stocks of United States companies, and therefore investors are subject to risks inherent in an investment in common stocks, including stock market fluctuations, fluctuations in the value of the Funds’ portfolios and liquidity risks (the risk that a trading market may not exist for a stock when the Funds decide to sell it). When stock prices fluctuate, the Funds’ share prices may go down in value. Also, common stocks selected by each Fund may or may not increase in value when the stock market is rising or may fail to perform as expected. The Genesis Fund may invest up to 15% of its total assets in common stocks of foreign companies and/or up to 25% of its total assets in American Depository Receipts (ADRs), provided that at no time may more than 25% of the Fund’s total assets be invested in common stocks of foreign companies and ADRs. ADRs are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or corresponding bank. The Tocqueville Fund may invest up to 25% of its total assets in securities of foreign issuers traded in the United States or in ADRs. Investments in such securities involve additional risks including fluctuations in foreign exchange rates, future political and economic developments and possible imposition of exchange controls or other foreign governmental laws or restrictions. Also, foreign companies are not subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States companies. Thus, the prices of securities in different countries are subject to different economic, financial, political and social factors. As of April 30, 2006, the Genesis Fund had approximately 6.6% of its total assets in securities of foreign issuers or in ADRs, compared to the Tocqueville Fund, which had approximately 16.7% of its total assets in securities of foreign issuers traded in the United States or in ADRs.

INFORMATION ABOUT THE REORGANIZATION

Material Features of the Plan

The Agreement and Plan of Reorganization and Liquidation sets forth the terms and conditions of the Reorganization. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Exhibit A to this combined Proxy Statement/Prospectus.

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At consummation of the Reorganization, if it is approved by the shareholders of the Genesis Fund, substantially all of the assets and liabilities of the Genesis Fund would be transferred to the Tocqueville Fund in exchange for shares of the Tocqueville Fund (liabilities as of the date of the transfer of assets will consist primarily of accrued but unpaid normal operating expenses of the Genesis Fund including the cost of any portfolio securities purchased but not yet settled). The transfer of assets by the Genesis Fund will occur at their current market value as determined in accordance with the Genesis Fund’s valuation procedures and shares of the Tocqueville Fund to be issued to the Genesis Fund shall be valued at their current net asset value determined in accordance with the Tocqueville Fund’s valuation procedures. These shares would be distributed by the Genesis Fund to its shareholders in exchange for shares of the Genesis Fund. Such exchange will occur at each share’s current net asset value. Following this distribution, the Genesis Fund would be liquidated and dissolved and its registration under the Act would be terminated.

After completion of the Reorganization, each shareholder of the Genesis Fund will own shares of the Tocqueville Fund equal in aggregate net asset value to the current aggregate net asset value of their shares of the Genesis Fund. In essence, shareholders of the Genesis Fund who vote their shares in favor of the Plan are electing to redeem their shares of the Genesis Fund at net asset value and reinvest the proceeds in shares of the Tocqueville Fund at net asset value without a sales charge and without recognition of taxable gain or loss for federal income tax purposes (see “Federal Income Tax Consequences” below).

TAM will bear the cost of all legal and other expenses associated with the Reorganization, including accounting, printing, transfer agency, filing, proxy soliciting, transfer taxes and similar expenses. These expenses are expected not to exceed $60,000.

The consummation of the Reorganization is contingent upon a number of conditions, including the approval by the shareholders of the Genesis Fund and the receipt of the opinions of counsel as to the tax-free nature of the transactions. See Exhibit A. The vote of the lesser of (i) 67% or more of the Genesis Fund shares present or represented at the meeting, if shareholders of more than 50% of all shares of the Genesis Fund are present or represented by proxy, or (ii) more than 50% of all shares of the Genesis Fund is required for the approval of the Plan, including the liquidation and dissolution of the Genesis Fund. If shareholders do not approve the Plan, the Reorganization will not be effected and the Board will consider possible alternatives, including the possible liquidation of the Genesis Fund. In addition, under the Plan, either of the Funds may abandon and terminate the Plan at any time prior to the Closing Date (as defined in the Plan attached hereto as Exhibit A) without liability if (i) the other party breaches any material provision of the Plan, (ii) prior to the Closing Date, any legal, administrative or other proceeding shall be instituted or threatened seeking to restrain or otherwise prohibit the transactions contemplated by the Plan and/or asserting a material liability of either party, which proceeding has not been terminated or the threat thereto removed prior to the Closing Date or (iii) on the Valuation Date (as defined in the Plan attached hereto as Exhibit A) either party has, pursuant to the Act or any rule, regulation or order thereunder, suspended the redemption of its shares and such suspension continues for a period of 60 days beyond the Valuation Date.

The actual exchange of assets is expected to take place on or about October 31, 2006 (defined in the Plan as the “Closing Date”). The stock transfer books of the Genesis Fund will be permanently closed as of the close of business on the day immediately preceding the Closing Date. Redemption requests received after that date will be treated as requests for redemptions of shares of the Tocqueville Fund to be distributed to the shareholders requesting redemption. If any shares of the Genesis Fund are represented by a share certificate, the certificate must be surrendered to the Fund’s transfer agent for cancellation before the Tocqueville Fund’s shares issuable to the shareholder pursuant to this Plan will be redeemed. Any special options relating to a shareholder’s account in the Genesis Fund will transfer over to the Tocqueville Fund without the need for the shareholder to take any action.

Under the Plan, within one year after the Closing Date, the Genesis Fund shall (a) effect its liquidation and dissolution, terminate its registration under the Act and file a final report to the SEC under the Act, and (b) either pay or make provision for all of its debts and taxes.

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The Plan provides that the Board of Trustees will declare a dividend or dividends with respect to the Genesis Fund prior to the Closing Date. This dividend, together with all previous dividends, will have the effect of distributing to the shareholders of the Genesis Fund all undistributed ordinary income earned and net capital gains recognized up to and including the Closing Date. Shareholders of the Genesis Fund will recognize ordinary income and capital gain with respect to this distribution and such income and gain may be subject to federal, state and/or local taxes.

If the Plan is approved by shareholders, the Genesis Fund reserves the right to sell portfolio securities and/or purchase other securities, to the extent necessary so that the asset composition of the Genesis Fund is consistent with the investment policies and restrictions of the Tocqueville Fund. To the extent the Genesis Fund sells securities at a gain, current shareholders may receive a capital gain dividend. As discussed above, such capital gain dividend may be subject to federal, state and/or local taxes. Transaction costs associated with any such purchases and sales would be borne by TAM.

The Board of Trustees may abandon the Plan at any time for any reason prior to the Closing Date. The Plan provides further that at any time prior to the Reorganization, the Funds may (to the fullest extent permitted by law), with authorization by the Board, amend any of the provisions of the Plan.

Reasons for the Reorganization

The Board of Trustees of the Tocqueville Trust (the “Board”) considered the Reorganization and adopted the Plan at a meeting on June 15, 2006. At the meeting, TAM recommended to the Board that they adopt the Plan.

In approving the Reorganization, the Board determined that it is in the best interests of the Genesis Fund and its shareholders to reorganize the Genesis Fund into the Tocqueville Fund. The Board also determined that the consummation of the Reorganization was in the best interests of the shareholders of the Tocqueville Fund. In making this determination, the Board considered a number of factors, including, the similarity of the investment objectives of the Funds; the greater asset size of the Tocqueville Fund relative to that of the Genesis Fund and the possibility that greater aggregate assets upon consummation of the proposed Reorganization would allow the Tocqueville Fund to take advantage of the possible benefits of a larger asset base, including economies of scale and spreading costs across a larger asset base to the benefit of all shareholders; the relative performance of the Funds; that the proposed reorganization would be tax-free for shareholders of the Genesis Fund and would have no tax impact on shareholders of the Tocqueville Fund; and the interests of the Genesis Fund shareholders and the Tocqueville Fund’s shareholders would not be diluted as a result of the proposed Reorganization.

The Board also considered the fact that the Funds share the same service providers and considered TAM’s view that a reduction in expenses could potentially be realized as a result of the elimination of duplicative costs presently incurred for services that are performed for both Funds.

The Board also considered TAM’s view that the most appropriate method of combining the Funds would be through a tax-free reorganization of the assets of the Funds and that the Reorganization was a better alternative than other available alternatives, including continuing the Fund or its liquidation. The Board considered that shareholder approval to the Reorganization would be required and that shareholders who disapproved of the Reorganization had the ability to redeem their shares without payment of a redemption fee (except for redemptions within 120 days of purchase).

The Board also considered TAM’s commitment to enter into an Expense Limitation Agreement for the Tocqueville Fund fee to maintain the Fund’s expense ratio to no greater than 1.25% through October 31, 2007. The Board considered that this agreement was not binding after such date, but noted that the agreement would renew automatically each year unless TAM terminated the agreement by providing written notice to the Tocqueville Fund prior to October 31st each year.

For reasons similar to those described above, the Board and the Board of Trustees of The Tocqueville Alexis Trust have also approved a proposed reorganization consisting of a transfer of substantially all of the

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assets and liabilities of The Tocqueville Alexis Fund (the “Alexis Fund”), a series of the Tocqueville Alexis Trust, in exchange for shares of the Tocqueville Fund (the “Alexis Reorganization”). The proposed Alexis Reorganization is subject to shareholder approval by the Alexis Fund shareholders, such special meeting of shareholders is expected to occur on the same date as the Genesis Fund shareholders’ meeting date. The Board considered the Alexis Reorganization when considering approval of the Plan and determined that if approved, the Alexis Reorganization would be a benefit to those Genesis Fund shareholders who would become shareholders of the Tocqueville Fund. The Reorganization discussed in this Combined Proxy Statement / Prospectus and the proposed Alexis Reorganization are independent of each other and if approved by their respective shareholders either reorganization will occur regardless of whether the other reorganization is also approved.

Federal Income Tax Consequences

Each Fund intends to qualify as of the Closing Date, as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, each of the Funds have been, and expect to continue to be, relieved of all or substantially all federal income taxes. The exchange of the assets of the Genesis Fund for shares of the Tocqueville Fund and the assumption by the Tocqueville Fund of the liabilities of the Genesis Fund, and the liquidation of the Genesis Fund, are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Code. As a condition to the closing of the proposed transaction, the Funds will each receive the opinion of Paul, Hastings, Janofsky & Walker LLP, counsel to the Funds, to the effect that, based on certain assumptions and on the existing provisions of the Code, Treasury Regulations issued thereunder, current Revenue Rulings, Revenue Procedures and court decisions, for federal income tax purposes:

(1)	The transfer of all of the assets and liabilities of the Genesis Fund to the Tocqueville Fund in exchange for shares of the Tocqueville Fund and the distribution to shareholders of the Genesis Fund of shares of the Tocqueville Fund, as described in the Plan, will constitute a tax-free “reorganization” within the meaning of Section 368(a)(1)(C) of the Code, and the Genesis Fund and the Tocqueville Fund each will be considered “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(2)	No gain or loss will be recognized by the Genesis Fund upon (a) the transfer of its assets and liabilities to the Tocqueville Fund in exchange for the issuance of shares of the Tocqueville Fund to the Genesis Fund and the assumption by the Tocqueville Fund of the Genesis Fund’s liabilities, if any, and (b) the distribution by the Genesis Fund to its shareholders of shares of the Tocqueville Fund received as a result of the Reorganization (Sections 361(a), 354(a) and 357(a) of the Code);

(3)	No gain or loss will be recognized by the Tocqueville Fund upon its receipt of the assets and liabilities of the Genesis Fund in exchange for the issuance of shares of the Tocqueville Fund to the Genesis Fund and the assumption by the Tocqueville Fund of the Genesis Fund’s liabilities, if any (Section 1032(a) of the Code);

(4)	The tax basis of the Tocqueville Fund shares received by a shareholder of the Genesis Fund will be the same as the tax basis of the shareholder’s Genesis Fund shares immediately prior to the Reorganization (Section 358(a)(i) of the Code);

(5)	The tax basis of the Tocqueville Fund in the assets and liabilities of the Genesis Fund received pursuant to the Reorganization will be the same as the tax basis of the assets and liabilities in the hands of the Genesis Fund immediately before the Reorganization (Section 362(b) of the Code);

(6)	The tax holding period for the shares of the Tocqueville Fund issued in connection with the Reorganization will be determined by including the period for which the shareholder held shares of the Genesis Fund exchanged therefore, provided that the shareholder held such shares of the Genesis Fund as capital assets;

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(7)	The tax holding period for the Tocqueville Fund with respect to the assets and liabilities of the Genesis Fund received in the Reorganization will include the period for which such assets and liabilities were held by the Genesis Fund (Section 1223(2) of the Code); and

(8)	The Genesis Fund’s shareholders will not recognize gain or loss upon the exchange of their shares of the Genesis Fund for shares of the Tocqueville Fund as part of the Reorganization.

The Genesis Fund will have non-qualifying income in an amount equal to its reorganization expenses paid by TAM. The Genesis Fund does not expect such non-qualifying income to prevent the Tocqueville Fund from qualifying as a regulated investment company.

The Funds have not sought a tax ruling on the federal tax consequences of the Reorganization from the Internal Revenue Service (“IRS”). The opinion from Paul, Hastings, Janofsky and Walker, LLP, with respect to the federal income tax consequences of the Reorganization described in this section is not binding on the IRS and does not preclude the IRS from adopting a contrary position.

Shareholders of the Genesis Fund should consult their tax advisers regarding the effect, if any, of the proposed transaction in light of their individual circumstances, including foreign, state and local tax consequences, if any, of the proposed transaction.

Description of Shares to be Issued

Full and fractional shares of the Tocqueville Fund will be issued to shareholders of the Genesis Fund in accordance with the procedures under the Plan as described above. The Tocqueville Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share in the Trust in an unlimited number of series of shares. The Tocqueville Trust currently consists of five series, The Tocqueville Fund, The Tocqueville Small Cap Value Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund and The Tocqueville Genesis Fund. Each share of beneficial interest has one vote and shares equally in dividends and distributions when and if declared by a fund and in the fund’s net assets upon liquidation. All shares, when issued, are fully paid and nonassessable. There are no preemptive, conversion or exchange rights. Fund shares do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for Trustees can elect all Trustees and the remaining shareholders would not be able to elect any Trustees. The Board of Trustees may classify or reclassify any unissued shares of the Trust into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the Act. Shareholders of each series as created will vote as a series to change, among other things, a fundamental policy of each fund and to approve the fund’s Investment Advisory Agreement and Distribution Plan pursuant to Rule 12b-1 of the Act.

The Tocqueville Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment.

Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Tocqueville Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Tocqueville Trust and provides for indemnification and reimbursement of expenses out of the Tocqueville Trust

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property for any shareholder held personally liable for the obligations of the Tocqueville Trust. The Tocqueville Trust’s Declaration of Trust further provides that obligations of the Tocqueville Trust are not binding upon the Trustees individually but only upon the property of the Tocqueville Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Capitalization Table (Unaudited)

The table below sets forth the existing capitalization of the Funds, as well as the pro forma capitalization of the Tocqueville Fund following the consummation of the Reorganization, as of April 30, 2006.

	Genesis Fund	Tocqueville Fund	Pro Forma Combined Tocqueville Fund
Net Assets	$23,526,643	$239,632,384	$263,159,027
Shares Outstanding	1,967,008	9,371,794	10,291,882
Net Asset Value Per Share	$11.96	$25.57	$25.57

There is, of course, no assurance that the Reorganization will be consummated. Moreover, if consummated, the capitalization of each Fund is likely to be different at the Closing Date as a result of daily share purchase and redemption activity in the Funds.

Rights of Securities Holders

The Tocqueville Trust is a Massachusetts business trust. As a business trust, the operation of the Tocqueville Trust is governed by its Declaration of Trust and Massachusetts law. Shares of the Funds are redeemable at their net asset value. The voting rights of both Funds are the same. The shares of each Fund entitle the holder to one vote per share on the election of trustees and all other matters submitted to shareholders. All shares of each Fund participate equally in its dividends and distributions and in its net assets on liquidation, and all shares of each, when issued, are fully paid and non-assessable, freely transferable and have no preference, pre-emptive or conversion rights. It is contemplated that the Tocqueville Trust will not hold regular annual meetings of shareholders. Other than as described herein, there are no material differences between the rights of securities holders of the Genesis Fund and the rights of securities holders of the Tocqueville Fund.

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ADDITIONAL INFORMATION ABOUT THE FUNDS

Comparison of Funds

TOCQUEVILLE FUND (the Surviving Fund)	GENESIS FUND
Investment Objective	Investment Objective
The Tocqueville Fund seeks long-term capital appreciation.	The Genesis Fund seeks long-term capital appreciation consistent with preservation of capital.

Principal Investment Strategies	Principal Investment Strategies
The Tocqueville Fund seeks to achieve its investment objective by investing primarily in common stocks of United States companies.	The Genesis Fund seeks to achieve its investment objective by investing primarily in common stocks of United States companies.

The Tocqueville Fund may also invest up to 25% of its total assets in common stocks of foreign companies traded in the United States or in American Depository Receipts (ADRs). The Fund may also invest in warrants issued by United States and foreign issuers.	The Genesis Fund may also invest up to 15% of its total assets in common stocks of foreign companies and/or up to 25% of its total assests in ADRs, provided that at no time may more than 25% of the Fund’s total assets be invested in common stocks of foreign companies and ADRs. The Fund may also invest in warrants issued by United States and foreign issuers.

The Tocqueville Fund may also invest up to 10% of its total assets in gold bullion from United States institutions.	The Genesis Fund may also invest up to 10% of its total assets in gold from United States institutions.

The Tocqueville Fund may also invest in repurchase agreements, which are fully collateralized by United States government securities, including securities of United States government agencies, or other collateral that the Adviser deems appropriate.	The Genesis Fund may also invest in repurchase agreements, which are fully collateralized by United States government securities, including securities of United States government agencies, or other collateral that the Adviser deems appropriate.

The Tocqueville Fund may invest up to 5% of its total assets in debt instruments convertible into common stock.	The Genesis Fund may invest up to 5% of its total assets in debt instruments convertible into common stock.

The investment strategy of the Tocqueville Fund is value oriented and contrarian. The Fund seeks to invest in companies that have good long-term business fundamentals but are temporarily out of favor with investors, and hence have a market value lower than their intrinsic value. The fundamental research based value orientation of the Adviser helps the portfolio manager find companies which have good businesses; the Adviser’s contrarian orientation enables the portfolio manager to buy them at what the portfolio manager believes to be attractive prices.	The investment strategy of the Genesis Fund is value oriented and contrarian. The Fund seeks to invest in sectors of the market that the portfolio manager has identified as undervalued by analyzing capital flows within market sectors. The portfolio manager will seek to (i) identify sectors that have appreciation potential when capital flows into that sector approach or exceed historical norms and (ii) identify sectors with little or no appreciation potential when capital flows leave that sector. Within the sectors that the portfolio manager had identified as undervalued, the portfolio manager will then identify companies that he believes have good long-term business fundamentals but are temporarily out of favor with investors, and hence have a market value lower than their intrinsic value. The fundamental research based value orientation of the Adviser helps the portfolio manager find companies which have good businesses; the Adviser’s contrarian orientation enables the portfolio manager to buy them at what the portfolio manager believes to be attractive prices.

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Value oriented means that the portfolio manager seeks to invest in companies that are selling at a discount to their intrinsic value, and where business fundamentals are improving or expected to improve. In assessing intrinsic value, the portfolio manager’s judgments will be based on a comparison of a company’s stock market value with various financial parameters, including historical and projected cash flow, book earnings, and net asset value. In general, the portfolio manager seeks companies that are characterized by strong management, business franchise, competitive position and financial structure, a clear strategy, free cash flow, large insider ownership, and shareholder oriented policies, among other things.	Value oriented means that the portfolio manager seeks to invest in companies that are selling at a discount to their intrinsic value, and where business fundamentals are improving or expected to improve. In assessing intrinsic value, the portfolio manager’s judgments will be based on a comparison of a company’s stock market value with various financial parameters, including historical and projected cash flow, book earnings, and net asset value. In general, the portfolio manager seeks companies that are characterized by strong management, business franchise, competitive position and financial structure, a clear strategy, free cash flow, large insider ownership, and shareholder oriented policies, among other things.

Contrarian means that the portfolio manager seeks investment opportunities in stocks and sectors that are out of favor with investors. The portfolio manager considers a stock to be out of favor when its price has declined significantly or has lagged the relevant market index for an extended period of time and the consensus among investors does not expect improvement.	Contrarian means that the portfolio manager seeks investment opportunities in stocks and sectors that are out of favor with investors. The portfolio manager considers a stock to be out of favor when its price has declined significantly or has lagged the relevant market index for an extended period of time and the consensus among investors does not expect improvement.

In general, the portfolio manager acquires his investment ideas by identifying companies whose stock prices are down, or have lagged the market. The portfolio manager then analyzes the quality of their business franchise and long-term fundamentals and makes a judgment regarding their intrinsic value. Alternatively, the portfolio manager may identify companies with strong long-term business fundamentals and then wait for them to fall out of favor with investors in order to buy them at a discount to intrinsic value.	In general, the portfolio manager acquires his investment ideas by identifying companies whose stock prices are down, or have lagged the market. The portfolio manager then analyzes the quality of their business franchise and long-term fundamentals and makes a judgment regarding their intrinsic value. Alternatively, the portfolio manager may identify companies with strong long-term business fundamentals and then wait for them to fall out of favor with investors in order to buy them at a discount to intrinsic value.

The portfolio manager will purchase stocks for the Fund’s portfolio when they meet the above criteria and when the portfolio manager believes that they have a limited risk of further decline. The portfolio manager will sell stocks when they are no longer considered to be good values.	The portfolio manager will generally purchase stocks for the Fund’s portfolio when they meet the above criteria and when the portfolio manager believes that they have a limited risk of further decline. The portfolio manager will sell stocks when they are no longer considered to offer the opportunity for appreciation.

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Mr. Robert W. Kleinschmidt has been the portfolio manager of the Tocqueville Fund since 1992. Mr. Kleinschmidt is the President, Chief Investment Officer and a director of Tocqueville Management Corporation. He previously held executive positions at the investment management firm David J. Greene & Co. Mr. Kleinschmidt has a BBA in accounting from the University of Wisconsin and an MA in economics from the University of Massachusetts.	Mr. Michael William has been he portfolio manager of the Genesis Fund since its inception in 2003. Before joining the Adviser, Mr. Williams was the Managing Director for Genesis Partners, a research and advisory firm he directed from 1990 to 2003. Prior to that, from 1982-1990, Mr. Williams ran his own financial planning firm based in Atlanta with offices in New York City. During the period between 1982 and 1990, SectorFlow was created as a process for tracking the institutional capital flow into and out of sectors within the markets. That research has been provided to financial advisors throughout the country since 1993.

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Performance

The bar charts and performance table below illustrate the risks and volatility of an investment in the Funds. For the Genesis Fund, returns in the bar chart do not include sales loads and, if those amounts were included, returns would be less than those shown. Of course, past performance (before and after taxes) is not an indication of future results.

The bar charts show the changes in the Funds’ performance from year to year.

The Tocqueville Fund

During this period, the best performance for a quarter was 20.71% (for the quarter ended 6/30/03). The worst performance was -18.39% (for the quarter ended 9/30/02).

The Tocqueville Genesis Fund

During this period, the best performance for a quarter was 7.94% (for the quarter ended 12/31/04). The worst performance was -2.58% (for the quarter ended 3/31/05).

The Tocqueville Fund’s performance for the six-month period ending June 30, 2006, was 4.78%.

The Genesis Fund’s performance for the six-month period ending June 30, 2006, was 6.37%.

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The following tables compare each Fund’s average annual total returns for the periods ended December 31, 2005, to those of an appropriate broad-based market index. Returns after taxes in the tables below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. If a Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed that Fund’s other return figures. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, after-tax returns are not relevant to investors who hold their shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Tocqueville Fund

	One Year	Five Years	Ten Years
Return Before Taxes	12.60%	7.68%	10.81%
Return After Taxes on Distributions	12.13%	7.37%	9.64%
Return After Taxes on Distributions and Sale of Fund Shares	8.83%	6.61%	9.04%
S&P 500 Index* (reflects no deduction for fees, expenses or taxes)	4.91%	0.54%	9.07%

*	Average annual total return is a measure of the Fund’s performance over time. The Fund’s average annual return is compared with the S&P 500 Index. While the Fund does not seek to match the returns of the S&P 500 Index, this Index is a good indicator of general stock market performance. You may not invest directly in the S&P 500 Index and, unlike the Fund, it does not incur fees and expenses.

Effective February 1, 2000, the Tocqueville Fund eliminated its sales load. Had it been included in the above table, the total returns would be less than those shown.

The Tocqueville Genesis Fund

	One Year	Since October 8, 2003**
Return Before Taxes	-3.83%	1.98%
Return After Taxes on Distributions	-4.70%	1.57%
Return After Taxes on Distributions and Sale of Fund Shares	-2.63%	1.48%
Wilshire 5000 Index* (reflects no deductions for fees, expenses or taxes)	6.32%	12.19%

*	Average annual total return is a measure of the Fund’s performance over time. The Fund’s average annual return is compared with the Wilshire 5000 Index. While the Fund does not seek to match the returns of the Wilshire 5000 Index, this Index is a good indicator of U.S. equity market performance. You may not invest directly in the Wilshire 5000 Index and, unlike the Fund, it does not incur fees and expenses.
**	Inception date of the Fund.

Additional information about the Funds, including risks associated with an investment in the Funds, performance, management, organization and capital structure, disclosure of portfolio holdings, shareholding information (including information as to the pricing of shares), and distribution arrangements are contained in the prospectus, annual and semi-annual reports for the Funds, copies of which are included with this combined Prospectus/Proxy Statement and are incorporated herein by reference. The Funds’ statement of additional information (“SAI”) also contains additional information concerning these matters. The SAI is available upon request as described on the first page of this combined Proxy Statement/Prospectus.

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Advisory Arrangements

The Funds’ Investment Advisory Agreements provide that the Adviser identify and analyze possible investments for each Fund, determine the amount and timing of such investments, and the form of investment. The Adviser has the responsibility of monitoring and reviewing each Fund’s portfolio, and, on a regular basis, to recommend the ultimate disposition of such investments. It is the Adviser’s responsibility to cause the purchase and sale of securities in each Funds’ portfolio, subject at all times to the policies set forth by the Tocqueville Trust’s Board of Trustees.

The advisory fee for the Tocqueville Fund is .75% on the first $1 billion of the Fund’s average daily net assets, and .65% of the Fund’s average daily net assets in excess of $1 billion. The advisory fee for the Genesis Fund is 1.25% on the first $1 billion of the Fund’s average daily net assets, and 1.00% of the Fund’s average daily net assets in excess of $1 billion. If the Plan is approved by the Genesis Fund’s shareholders, the Adviser has agreed to enter into an expense limitation agreement with the Tocqueville Fund to waive its fee or reimburse expenses to the extent necessary to ensure that the Tocqueville Fund’s total annual fund operating expenses will not exceed 1.25%. The Adviser has agreed to extend its contractual obligation to waive fees or reimburse expenses until October 31, 2007, and such agreement will renew automatically each year unless the Adviser terminates the agreement by providing written notice to the Funds prior to October 31st each year.

Pursuant to the Administration Agreement between the Funds and the Adviser, the Adviser supervises the administration of all aspects of the Funds’ operations, including the Funds’ receipt of services for which the Funds are obligated to pay, provides the Funds with general office facilities and provides, at its expense, the services of persons necessary to perform such supervisory, administrative and clerical functions as are needed to effectively operate the Funds.

The Adviser receives a fee from the Funds equal to .15% of average daily net assets under the Administration Agreement. The Adviser has entered into a Sub-Administration Servicing Agreement with the Administrator, whereby the Adviser pays the Administrator for its services to the Funds. The Administrator acts as a liaison among all Fund service providers; coordinates Trustee communication through various means; assists in the audit process; monitors compliance with the Act, state “Blue Sky” authorities, the SEC and the Internal Revenue Service; and prepares financial reports.

The Administrator receives a fee that is based on the combined assets of the five funds comprising the Tocqueville Trust and the Alexis Fund. The Administrator receives a fee equal, on an annualized basis, to .05% of each Fund’s average daily net assets on the first $400 million of combined assets, .03% of each Fund’s average daily net assets on the next $600 million of combined assets and .02% of each Fund’s average daily net assets on the balance of the combined assets. The Administrator’s fee is subject to a combined minimum annual fee of $240,000 for the five funds of the Tocqueville Trust and the Alexis Fund. The fee for extraordinary services is billed separately.

Distribution Arrangements

The Funds have also adopted a Distribution and Service Plan pursuant to 12b-1 under the Act whereby the Funds distribute Fund shares through the Distributor. Under the Plans, the Funds may pay distribution and service fees of up to .25% per annum of its average daily net assets to finance activities which are primarily intended to result in the sale of the Fund’s shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents including the Distributor who enter into agreements with the Funds or the Distributor.

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VOTING MATTERS

Generally

This Combined Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of the Tocqueville Trust for use at a Special Meeting of Shareholders (the “Meeting”) to be held at the offices of the Tocqueville Trust at 40 West 57th Street, New York, New York, on October 27, 2006, at 9:30 a.m. or any postponement or adjournment thereof, to approve or disapprove the Plan. It is expected that the solicitation of proxies will be primarily by the mailing of this Combined Prospectus/Proxy Statement and the materials accompanying it. Supplemental solicitations may be made by mail, telephone or personal interviews by officers and representatives of the Genesis Fund. It is anticipated that banks, broker-dealers and other institutions will be requested to forward proxy materials to beneficial owners and to obtain authorization for the execution of proxies. The Adviser may, upon request, reimburse banks, broker-dealers and other institutions for their expenses in forwarding proxy materials to beneficial owners. The expenses in connection with preparing and mailing this statement and the material accompanying it, and the expenses associated with retaining a proxy solicitation firm will be paid by the Adviser. The Adviser may engage D.F. King & Co., Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies for which they will be paid a fee of $5,000 plus any related out-of-pocket expenses.

Only shareholders of record of the Genesis Fund at the close of business on September 1, 2006 (the “Record Date”), will be entitled to vote at the Meeting. As of the Record Date, there were 1,520,377.924 shares of the Genesis Fund issued and outstanding, with each whole share entitled to one vote and each fraction of a share entitled to a proportionate fraction of a vote.

As of September 1, 2006 the Adviser was believed to possess voting power with respect to 678,925.597 (44.66%) of the outstanding shares of the Genesis Fund, in view of which such shares could be deemed to be beneficially owned by the Adviser as of such date. However, the Adviser and its affiliates have advised the Genesis Fund that they intend to vote any shares over which they have voting power at the Special Meeting (i) in the manner instructed by the customers for which such shares are held, or (ii) in the event that such instructions are not received, in the same proportion as the votes cast by other shareholders (including advisory customers who furnish voting instructions).

As of the Record Date, the officers and trustees of the Genesis Fund, as a group, owned 0.2% of the outstanding shares of the Genesis Fund.

As of the Record Date, the officers and trustees of the Tocqueville Fund, as a group, owned 2.1% of the outstanding shares of the Tocqueville Fund.

As of the Record Date, the following person(s) owned of record or beneficially 5% or more of the outstanding shares of the Genesis Fund:

Name and Address	% of Ownership	Nature of Ownership
RBC Dain Rauscher Kenneth A Freeman IRA 21872 Masters Cir. Estero, FL 33928-6947	8.5%	Record

Charles Schwab & Co., Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	6.6%	Record

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As of the Record Date, the following person(s) owned of record or beneficially 5% or more of the outstanding shares of the Tocqueville Fund.

Name and Address	% of Ownership	Nature of Ownership
Charles Schwab & Co., Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	18.2%	Record

RBC Dain Rauscher FBO Robert & Barbara Gintel 5 Bay Ridge Rd. Key Largo, FL 33037-3701	5.3%	Record

If the accompanying proxy is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the instructions thereon. In the absence of any instructions, such proxy will be voted to approve the Plan. Any shareholder giving a proxy may revoke it at any time before the Meeting by submitting to the Genesis Fund a written notice of revocation or a subsequently executed proxy, by attending the Meeting and voting in person or by touch-tone telephone or the Internet.

If a proxy represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, “abstentions”), the shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. These broker non-votes and abstentions will not be treated as votes in favor of the Plan.

Quorum and Adjournments

The presence of a majority of the outstanding shares of the Genesis Fund entitled to vote, in person or by proxy, constitutes a quorum. If a quorum is not reached, any lesser number shall be sufficient to adjourn the meeting and any adjourned session or sessions may be held within a reasonable time after the date set for the original meeting, without the need for further notice. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

Vote Required

Approval of the Plan requires the affirmative vote of the lesser of (i) 67% or more of the Genesis Fund shares present or represented at the meeting, if shareholders of more than 50% of all shares of the Genesis Fund are present or represented by proxy, or (ii) more than 50% of all shares of the Genesis Fund.

Appraisal Rights

Under the Commonwealth of Massachusetts and the Act, shareholders do not have any rights of share appraisal. Shareholders have the right to redeem their shares of the Genesis Fund at net asset value at any time until the close of business on the business day prior to the Closing Date of the Reorganization and, thereafter, on any business day shareholders may redeem at net asset value their shares of the Tocqueville Fund acquired by them in the Reorganization.

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FINANCIAL HIGHLIGHTS

Financial Highlights for the Funds for their most recent five years are contained in the Funds’ annual report to shareholders, which accompanies this combined Prospectus/Proxy Statement and is incorporated herein by reference for both Funds.

FINANCIAL STATEMENTS

The audited financial statements for the fiscal year ended October 31, 2005, for the Funds, contained in the Funds’ annual report to shareholders, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. The Funds’ unaudited semi-annual report to shareholders for the six months ended April 30, 2006, is also incorporated herein by reference.

OTHER MATTERS

As a Massachusetts business trust, the Genesis Fund is not required, and does not intend, to hold regular annual meetings. Shareholders who wish to present proposals at any future shareholder meeting must present such proposals to the Board at a reasonable time prior to the solicitation of any shareholder proxy.

The management does not know of any matters to be presented at this Meeting other than that mentioned in this Proxy Statement. If any matters properly come before the meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

By Order of the Board of Trustees

/s/ Steve Tyrrell

STEVE TYRRELL, Secretary

September 22, 2006

19

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION dated this 15th day of June, 2006, by and between The Tocqueville Genesis Fund (“Genesis Fund”) and The Tocqueville Fund (“Tocqueville Fund”), both of which, are series of The Tocqueville Trust, a Massachusetts business trust.

W I T N E S S E T H:

WHEREAS, the parties are both series of an open-end investment management company; and

WHEREAS, the parties hereto desire to provide for the acquisition by Tocqueville Fund of substantially all of the assets and liabilities of Genesis Fund solely in exchange for shares of beneficial interest (par value $.01) (“shares”) of Tocqueville Fund, which shares of Tocqueville Fund will thereafter be distributed by Genesis Fund pro rata to its shareholders in complete liquidation and complete cancellation of its shares; and

WHEREAS, the Board of Trustees of The Tocqueville Trust has determined that such acquisition is in the best interests of both Genesis Fund and Tocqueville Fund and their shareholders and that the interests of Genesis Fund’s and Tocqueville Fund’s existing shareholders will not be diluted as a result of the acquisition;

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties agree as follows:

1. The parties hereto hereby adopt an Agreement and Plan of Reorganization and Liquidation (the “Agreement”) pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) as follows: The reorganization will be comprised of the acquisition by Tocqueville Fund of substantially all of the properties, assets and liabilities of Genesis Fund, solely in exchange for shares of Tocqueville Fund, followed by the distribution of such Tocqueville Fund shares to the shareholders of Genesis Fund in exchange for their shares of Genesis Fund, and the liquidation and dissolution of Genesis Fund all upon and subject to the terms of the Agreement hereinafter set forth.

The share transfer books of Genesis Fund will be permanently closed on the Valuation Date (as hereinafter defined) and only redemption requests made by shareholders of Genesis Fund pursuant to Section 22(e) of the Investment Company Act of 1940 (the “Act”) received in proper form on or prior to the close of business on the Valuation Date shall be fulfilled by Genesis Fund; redemption requests received by Genesis Fund after that date shall be treated as requests for the redemption of the shares of Tocqueville Fund to be distributed to the shareholder in question as provided in Section 5.

2. On the Closing Date (as hereinafter defined), substantially all of the assets and liabilities of Genesis Fund on that date shall be delivered to Tocqueville Fund and the number of shares of Tocqueville Fund having an aggregate net asset value equal to the value of the assets of Genesis Fund will be transferred and delivered to Genesis Fund.

3. The net asset value of shares of Tocqueville Fund and the value of the assets of Genesis Fund to be transferred shall in each case be determined as of the close of business of the New York Stock Exchange on the Valuation Date. The computation of the net asset value of the shares of Tocqueville Fund and Genesis Fund shall be done in the manner used by Tocqueville Fund and Genesis Fund, respectively, in the computation of such net asset value per share as set forth in their prospectus. The methods used by Tocqueville Fund in such computation shall be applied to the valuation of the assets of Genesis Fund to be transferred to Tocqueville Fund.

Genesis Fund shall declare and pay, immediately prior to the Valuation Date, a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Genesis Fund’s shareholders all of Genesis Fund’s investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry-forward) (the “RIC dividend”).

4. The closing shall be at the office of The Tocqueville Trust at 40 West 57th Street, New York, New York 10019, at 9:30 a.m. on October 27, 2006, or at such other time, date or place as the parties may designate or as provided below (the “Closing Date”). The business day preceding the Closing Date is herein referred to as the “Valuation Date.”

In the event that on the Valuation Date either party has, pursuant to the Act or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefor, the Closing Date shall be postponed until the first business day after the date when both parties have ceased such suspension or postponement; provided, however, that if such suspension shall continue for a period of 60 days beyond the Valuation Date, then the other party to this Agreement shall be permitted to terminate this Agreement without liability to either party for such termination.

5. As soon as practicable after the closing, Genesis Fund shall distribute on a pro rata basis to those persons who were shareholders of Genesis Fund on the Valuation Date the shares of Tocqueville Fund received by Genesis Fund pursuant to the Agreement in liquidation and cancellation of the outstanding shares of Genesis Fund. For the purpose of the distribution by Genesis Fund of such shares of Tocqueville Fund to its shareholders, Tocqueville Fund will promptly cause U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) to: (a) credit an appropriate number of shares of Tocqueville Fund on the books of Tocqueville Fund to each shareholder of Genesis Fund in accordance with a list (the “Shareholder List”) of its shareholders received from Genesis Fund; and (b) confirm an appropriate number of shares of Tocqueville Fund to each shareholder of Genesis Fund. No certificates for shares of Tocqueville Fund will be issued.

The Shareholder List shall indicate, as of the close of business on the Valuation Date, the name and address of each shareholder of Genesis Fund, indicating his or her share balance. Genesis Fund agrees to supply the Shareholder List to Tocqueville Fund not later than the Closing Date.

6. As soon as practicable, and in any event within one year after the closing, Genesis Fund shall (a) effect its dissolution with the proper Massachusetts authorities, terminate its registration under the Act and file a final annual report on Form N-CSR with the Securities and Exchange Commission under that Act and (b) either pay or make provision for payment of all of its liabilities and taxes.

7. Subsequent to the date of approval by shareholders of Genesis Fund of the transactions contemplated by this Agreement and prior to the Closing Date, there shall be coordination between the parties as to their respective portfolios so that, after the closing, Tocqueville Fund will be in compliance with all of its investment policies and restrictions. At the time of delivery of portfolio securities for examination as provided in Section 8, Genesis Fund shall deliver to Tocqueville Fund two copies of a list setting forth the securities then owned by Genesis Fund and the respective federal income tax basis thereof.

8. Portfolio securities or written evidence acceptable to Tocqueville Fund of record ownership thereof by The Depository Trust Company or through the Federal Reserve Book Entry System or any other depository approved by Genesis Fund pursuant to Rule 17f-4 under the Act shall be presented by Genesis Fund to Tocqueville Fund or, at its request, to its custodian bank, for examination no later than five business days preceding the Closing Date, and shall be delivered, or transferred by appropriate transfer or assignment documents, by Genesis Fund on the Closing Date to Tocqueville Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any, or a check for the appropriate purchase price thereof. The cash delivered, if any, shall be in the form of certified or bank cashiers checks or by bank wire payable to the order of Tocqueville Fund. The number of shares (to the nearest whole share) of Tocqueville Fund being delivered against the securities and cash of Genesis Fund, registered in the name of

Genesis Fund, shall be delivered to Genesis Fund on the Closing Date. Such shares shall thereupon be assigned by Genesis Fund to its shareholders so that the shares of Tocqueville Fund may be distributed as provided in Section 5.

If, at the Closing Date, Genesis Fund is unable to make delivery under this Section 8 to Tocqueville Fund of any of its portfolio securities or cash for the reason that any of such securities purchased by Genesis Fund, or the cash proceeds of a sale of portfolio securities, prior to the Closing Date have not yet been delivered to it or Genesis Fund’s custodian, then the delivery requirements of this Section 8 with respect to said undelivered securities or cash will be waived and Genesis Fund will deliver to Tocqueville Fund by or on the Closing Date and with respect to said undelivered securities or cash executed copies of an agreement or agreements of assignment in a form reasonably satisfactory to Tocqueville Fund, together with such other documents, including a due bill or due bills and brokers’ confirmation slips as may reasonably be required by Tocqueville Fund.

9. Tocqueville Fund shall assume the liabilities (including for portfolio securities purchased which have not settled) of Genesis Fund, but Genesis Fund will, nevertheless, use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date. The expenses of Genesis Fund and Tocqueville Fund, respectively, related to the reorganization including legal, accounting, printing, filing, proxy soliciting and portfolio transfer taxes, if any, will be borne by Tocqueville Asset Management L.P. (the “Adviser”).

10. The obligations of Tocqueville Fund hereunder shall be subject to the following conditions:

A. The Board of Trustees of The Tocqueville Trust shall have authorized the execution of this Agreement, on behalf of Genesis Fund and the shareholders of Genesis Fund shall have approved the transactions contemplated herein, and Genesis Fund shall have furnished to Tocqueville Fund copies of resolutions to that effect certified by the Secretary of The Tocqueville Trust; such shareholder approval shall have been by the vote of a majority of the Genesis Fund’s shareholders that voted at the meeting, provided that a majority of the Genesis Fund’s shareholders entitled to vote at such meeting were present in person or by proxy.

B. Tocqueville Fund shall have received an opinion dated the Closing Date of Paul, Hastings, Janofsky & Walker LLP, to the effect that (i) Genesis Fund is a validly existing series of a Massachusetts business trust under the laws of Massachusetts with full corporate powers to carry on its business as then being conducted and to enter into and perform this Agreement; and (ii) all corporate action necessary to make this Agreement, according to its terms, valid, binding and enforceable on Genesis Fund and to authorize effectively the transactions contemplated by this Agreement have been taken by Genesis Fund.

C. The representations and warranties of Genesis Fund contained herein shall be true and correct at and as of the Closing Date, and Tocqueville Fund shall have been furnished with a certificate of the President or the Secretary or the Treasurer of The Tocqueville Trust, dated the Closing Date, to that effect.

D. On the Closing Date, Genesis Fund shall have furnished to Tocqueville Fund a certificate of the Treasurer of The Tocqueville Trust as to the amount of the capital loss carry-over and net unrealized appreciation or depreciation, if any, with respect to Genesis Fund as of the Closing Date.

E. A Registration Statement filed by Tocqueville Fund solely under the Securities Act of 1933 on Form N-14 and containing a preliminary form of the Combined Proxy Statement/Prospectus shall have become effective under that Act not later than October 31, 2006.

F. Tocqueville Fund shall have received an opinion, dated the Closing Date, of Paul, Hastings, Janofsky & Walker LLP, to the same effect as the opinion contemplated by Section 11D of this Agreement.

11. The obligations of Genesis Fund hereunder shall be subject to the following conditions:

A. The Board of Trustees of The Tocqueville Trust shall have authorized the execution of this Agreement, on behalf of Tocqueville Fund, and the transactions contemplated hereby, and Tocqueville Fund shall have furnished to Genesis Fund copies of resolutions to that effect certified by the Secretary of The Tocqueville Trust.

B. Genesis Fund shall have received an opinion dated the Closing Date of Paul, Hastings, Janofsky & Walker LLP, to the effect that (i) Tocqueville Fund is a validly existing series of a Massachusetts business trust under the laws of Massachusetts with full corporate powers to carry on its business as then being conducted and to enter into and perform this Agreement; (ii) all corporate action necessary to make this Agreement, according to its terms, valid, binding and enforceable upon Tocqueville Fund and to authorize effectively the transactions contemplated by this Agreement have been taken by Tocqueville Fund, and (iii) the shares of Tocqueville Fund to be issued hereunder are duly authorized and when issued will be validly issued, fully-paid and non-assessable.

C. The representations and warranties of Tocqueville Fund contained herein shall be true and correct at and as of the Closing Date, and Genesis Fund shall have been furnished with a certificate of the President or the Secretary or the Treasurer of The Tocqueville Trust to that effect dated the Closing Date.

D. Genesis Fund shall have received an opinion of Paul, Hastings, Janofsky & Walker LLP to the effect that for federal income tax purposes:

(a) Genesis Fund’s transfer of substantially all of its assets to Tocqueville Fund solely in exchange for shares of Tocqueville Fund, followed by Genesis Fund’s distribution of shares of Tocqueville Fund to Genesis Fund’s shareholders as part of the liquidation of Genesis Fund will qualify as a tax-free “reorganization” within the meaning of Section 368(a)(1)(C) of the Code. Genesis Fund and Tocqueville Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) No gain or loss will be recognized by the shareholders of Genesis Fund upon the exchange of shares of Tocqueville Fund for the shares of Genesis Fund (Section 354(a) of the Code);

(c) Genesis Fund will not recognize gain or loss under the provisions of the Code upon the transfer of substantially all of its assets to Tocqueville Fund solely in exchange for shares of Tocqueville Fund and Tocqueville Fund’s assumption of all of the liabilities of Genesis Fund (Sections 361(a) and 357(a) of the Code);

(d) Tocqueville Fund will not recognize gain or loss upon its receipt of substantially all of Genesis Fund’s assets solely in exchange for shares of Tocqueville Fund (Section 1032(a) of the Code);

(e) The basis of the shares of Tocqueville Fund received by the shareholders of Genesis Fund will be the same as the basis in the shares of Genesis Fund surrendered in exchange therefor (Section 358(a)(1) of the Code);

(f) The holding period of the shares of Tocqueville Fund received in exchange for Genesis Fund shares by the shareholders of Genesis Fund will include the period that the shareholders of Genesis Fund held Genesis Fund shares surrendered in exchange therefor, provided that such Fund shares are held by the shareholders as capital assets on the date of the exchange (Section 1223(1) of the Code);

(g) The tax basis of Genesis Fund’s assets acquired by Tocqueville Fund will be the same as the tax basis of such assets to Genesis Fund immediately prior to the transaction (Section 362(b) of the Code); and

(h) The holding period of the assets of Genesis Fund in the hands of Tocqueville Fund will include the period during which those assets were held by Genesis Fund (Section 1223(2) of the Code).

E. A Registration Statement filed by Tocqueville Fund under the Securities Act of 1933 on Form N-14, containing a preliminary form of the Combined Proxy Statement/Prospectus shall have become effective under that Act not later than October 31, 2006.

12. Genesis Fund hereby represents and warrants that:

(a) The financial statements of Genesis Fund as of October 31, 2005, heretofore furnished to Tocqueville Fund present fairly the financial position, results of operations, and changes in net assets of Genesis Fund as of that date, in conformity with accounting principles generally accepted in the United States of America applied on a basis consistent with the preceding year; and that from November 1, 2005, through the date hereof, there have not been, and through the Closing Date there will not be, any material adverse change in the business or financial condition of Genesis Fund, it being agreed that a decrease in the size of Genesis Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

(b) The prospectus contained in Genesis Fund’s Registration Statement under the Securities Act of 1933, as amended, is true, correct and complete, conforms to the requirements of the Securities Act of 1933 and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the Securities Act of 1933 and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(c) There is no material contingent liability of Genesis Fund and no material legal, administrative or other proceedings pending or, to the knowledge of Genesis Fund, threatened against Genesis Fund, not reflected in such prospectus;

(d) There are no material contracts outstanding to which Genesis Fund is a party other than those ordinary in the conduct of its business;

(e) Genesis Fund is a validly existing series of a Massachusetts business trust;

(f) All federal and other tax returns and reports of Genesis Fund required by law to be filed have been filed, and all federal and other taxes shown as due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Genesis Fund no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of Genesis Fund ended October 31, 2005, have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due;

(g) Genesis Fund has elected to be treated as a regulated investment company and, for each fiscal year of its operations, Genesis Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Genesis Fund intends to meet such requirements with respect to its current taxable year. Genesis Fund is an investment company within the meaning of Section 368(a)(2)(F)(i) and (iii) of the Code and satisfies the diversification requirements of Section 368(a)(2)(F)(ii). Not more than 25 percent of the value of Genesis Fund’s total assets is invested in the stock and securities of any one issuer, and not more than 50 percent of the value of Genesis Fund’s total assets is invested in the stock and securities of five or fewer issuers;

(h) Genesis Fund will transfer to Tocqueville Fund assets representing at least 90 percent of the fair market value of the net assets and 70 percent of the gross assets held by Genesis Fund immediately prior to the transaction. In calculating these percentages, all redemptions and distributions (other than distributions required pursuant to Section 22(e) of the Act or to enable Genesis Fund to qualify as a regulated investment company) made by Genesis Fund immediately prior to the transfer and which are part of the plan of reorganization will be considered as assets held by Genesis Fund immediately prior to the transfer;

(i) There is no plan or intention by the shareholders of Genesis Fund who own five percent or more of Genesis Fund’s shares, and, to the best of the knowledge of management of Genesis Fund, there is no plan or intention on the part of the remaining shareholders of Genesis Fund to sell, exchange, or otherwise dispose of a number of shares of Tocqueville Fund received in the transaction that would reduce Genesis Fund’s shareholders’ ownership of shares of Tocqueville Fund to a number of shares having a value as of the Closing Date of less than 50 percent of the value of all of the formerly outstanding stock of Genesis Fund as of the Closing Date. There are no dissenters’ rights in the transaction, and no cash will be exchanged for stock of Genesis Fund in lieu of fractional shares of Tocqueville Fund. Shares of Genesis Fund and shares of Tocqueville Fund held by a shareholder of Genesis Fund and otherwise sold, redeemed, or disposed of prior or subsequent to the transaction will be considered in making this representation;

(j) Genesis Fund will distribute the shares of Tocqueville Fund and any other property it receives in this transaction, and its other properties, in pursuance of the plan of reorganization;

(k) Genesis Fund’s liabilities assumed by Tocqueville Fund and the liabilities to which the transferred assets of Genesis Fund are subject were incurred in the ordinary course of its business;

(l) Genesis Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(m) As soon as practicable, but in no event later than 12 months following the date that all of the assets are transferred to Tocqueville Fund, Genesis Fund will be liquidated and dissolved under state law;

(n) The fair market value of the assets of Genesis Fund transferred to Tocqueville Fund will equal or exceed the sum of the liabilities assumed by Tocqueville Fund plus the amount of liabilities, if any, to which the transferred assets are subject;

(o) The sum of the liabilities of Genesis Fund to be assumed by Tocqueville Fund and the expenses of the transaction do not exceed twenty percent of the fair market value of the assets of Genesis Fund;

13. Tocqueville Fund hereby represents and warrants that:

(a) The financial statements of Tocqueville Fund as of October 31, 2005, heretofore furnished to Genesis Fund, present fairly the financial position, results of operations, and changes in net assets of Tocqueville Fund, as of that date, in conformity with accounting principles generally accepted in the United States of America applied on a basis consistent with the preceding year; and that from November 1, 2005, through the date hereof, there have not been, and through the Closing Date there will not be, any material adverse changes in the business or financial condition of Tocqueville Fund, it being understood that a decrease in the size of Tocqueville Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material or adverse change;

(b) The prospectus contained in Tocqueville Fund’s Registration Statement under the Securities Act of 1933, as amended, is true, correct and complete, conforms to the requirements of the Securities Act of 1933 and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the Securities Act of 1933 and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(c) There is no material contingent liability of Tocqueville Fund and no material, legal, administrative or other proceedings pending or, to the knowledge of Tocqueville Fund, threatened against Tocqueville Fund, not reflected in such prospectus;

(d) There are no material contracts outstanding to which Tocqueville Fund is a party other than those ordinary in the conduct of its business and there are not outstanding options or rights to acquire its shares;

(e) Tocqueville Fund is a validly existing series of a Massachusetts business trust; has all necessary and material federal, state and local authorizations to own all its properties and assets and to carry on its business as now being conducted; the shares of Tocqueville Fund which Tocqueville Fund issues to Genesis Fund pursuant to this Agreement will be duly authorized, validly issued, fully-paid and non-assessable; will conform to the description thereof contained in Tocqueville Fund’s Registration Statement, and will be duly registered under the Securities Act of 1933 and the states where registration is required; and Tocqueville Fund is duly registered under the Act and such registration has not been revoked or rescinded and is in full force and effect;

(f) All federal and other tax returns and reports of Tocqueville Fund required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Tocqueville Fund no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of Tocqueville Fund ended October 31, 2005, have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due;

(g) The shares of Tocqueville Fund constitute voting stock for purposes of Sections 368(a)(1)(C) and 368(c) of the Code;

(h) Tocqueville Fund has elected to be treated as a regulated investment company and, for each fiscal year of its operations, it has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and it intends to meet such requirements with respect to its current taxable year. Tocqueville Fund is an investment company that meets the requirements of a regulated investment company as defined in Section 368(a)(2)(F)(i) of the Code. Not more than 25 percent of the value of Tocqueville Fund’s total assets is invested in the stock and securities of any one issuer, and not more than 50 percent of the value of Tocqueville Fund’s total assets is invested in the stock and securities of five or fewer issuers;

(i) Tocqueville Fund has no plan or intention (i) to sell or dispose of any of the assets transferred by Genesis Fund, except for dispositions made in the ordinary course of business or dispositions necessary to maintain its status as a regulated investment company or (ii) to redeem or reacquire any of the shares issued by it;

(j) After consummation of the transactions contemplated by the Agreement, Tocqueville Fund will continue to operate its business in a substantially unchanged manner;

(k) Following the transaction, Tocqueville Fund will continue the historic business of Genesis Fund or use a significant portion of Genesis Fund’s historic business assets in a business; and

(l) Tocqueville Fund does not own, directly or indirectly, nor has it owned during the past five years directly or indirectly, any shares of Genesis Fund.

14. Each party hereby represents to the other that no broker or finder has been employed by it with respect to this Agreement or the transactions contemplated hereby. Each party also represents and warrants to the other that the information concerning it in the Combined Proxy Statement/Prospectus will not as of its date contain any untrue statement of a material fact or omit to state a fact necessary to make the statements concerning it therein not misleading and that the financial statements concerning it will present the information shown fairly in accordance with generally accepted accounting principles consistently applied.

Each party also represents and warrants to the other that this Agreement is valid, binding and enforceable in accordance with the terms and that the execution, delivery and performance of this Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws, contract, agreement, judgment, decree or order to which it is subject or to which it is a party. Tocqueville Fund hereby represents to and covenants with Genesis Fund that, if the reorganization becomes effective, Tocqueville Fund will treat each shareholder of Genesis Fund who received any of its shares of Tocqueville Fund as a result of the reorganization as having made the minimum initial purchase of shares of Tocqueville Fund received by such shareholder for the purpose of making additional investments in shares of such class, regardless of the value of the shares of Tocqueville Fund received. Each party hereby further represents and warrants that:

(a) The fair market value of the shares of Tocqueville Fund received by each shareholder of Genesis Fund will be approximately equal to the fair market value of the shares of Genesis Fund surrendered in the exchange;

(b) The Adviser will pay all of the expenses, if any, incurred by Genesis Fund and Tocqueville Fund in connection with this transaction; and

(c) There is no intercorporate indebtedness existing between Genesis Fund and Tocqueville Fund that was issued, acquired, or will be settled at a discount.

15. Tocqueville Fund agrees that it will prepare and file a Registration Statement under the Securities Act of 1933 on Form N-14 and which shall contain a preliminary form of proxy statement and prospectus contemplated by Rule 145 under the Securities Act of 1933. The final form of such proxy statement and prospectus, as amended, is referred to in this Agreement as the “Combined Proxy Statement/Prospectus” and that term shall include any prospectus and/or report to shareholders of Tocqueville Fund which is included in the material mailed to the shareholders of Genesis Fund. Each party agrees that it will use its best efforts to have such Registration Statement declared effective and to supply such information concerning itself for inclusion in the Combined Proxy Statement/Prospectus as may be necessary or desirable in this connection.

16. The obligations of the parties under this Agreement shall be subject to the right of either party to abandon and terminate this Agreement without liability if the other party breaches any material provision of this Agreement or if any material legal, administrative or other proceeding shall be instituted or threatened between the date of this Agreement and the Closing Date (i) seeking to restrain or otherwise prohibit the transactions contemplated hereby and/or (ii) asserting a material liability of either party, which proceeding has not been terminated or the threat thereof removed prior to the Closing Date.

17. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one Agreement. The rights and obligations of each party pursuant to this Agreement shall, however, not be assignable.

18. All prior or contemporaneous agreements and representations are merged into this Agreement, which constitutes the entire contract between the parties hereto. No amendment or modification hereof shall be of any force and effect unless in writing and signed by the parties and no party shall be deemed to have waived any provision herein for its benefit unless it executes a written acknowledgment of such waiver.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.

THE TOCQUEVILLE FUND series of
THE TOCQUEVILLE TRUST

	By:	/s/ Robert W. Kleinschmidt
Name: Robert W. Kleinschmidt Title: President

Attest:

/s/ Steve Tyrrell

THE TOCQUEVILLE GENESIS FUND series of
THE TOCQUEVILLE TRUST

	By:	/s/ Robert W. Kleinschmidt
Name: Robert W. Kleinschmidt Title: President

Attest:

/s/ Steve Tyrrell

PROXY TABULATOR P.O. BOX 859232 BRAINTREE, MA 02185-9232	EVERY SHAREHOLDER’S VOTE IS IMPORTANT *** 3 EASY WAYS TO VOTE YOUR PROXIES ***

VOTE VIA THE TELEPHONE	VOTE VIA THE INTERNET	VOTE BY MAIL
1) Read the Proxy Statement and	1) If you vote via the telephone,	1) If you vote via the Internet, you
have this card at hand	you do not need to mail this	do not need to mail this proxy
	proxy card Read the Proxy	card Read the Proxy Statement
	Statement and have this card at	2) Check the appropriate boxes on
	hand	this proxy card
2) Call toll-free at 1-800-769-6414	2) Log on to www.dfking.com/	3) Sign and date this proxy card
and follow the recorded	/tocqueville and follow the	4) Mail your completed proxy card
instructions	on-screen instructions	in the enclosed postage paid
envelope

THE TOCQUEVILLE GENESIS FUND,

a series of THE TOCQUEVILLE TRUST

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD

OCTOBER 27, 2006

This Proxy is solicited on behalf of the Trustees of The Tocqueville Trust, on behalf of The Tocqueville Genesis Fund. The undersigned shareholder of The Tocqueville Genesis Fund, revoking previous proxies, hereby appoints Steve Tyrrell and Thomas Pandick, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of The Tocqueville Genesis Fund to be held on October 27, 2006, at the offices of the Tocqueville Trust, 40 West 57th Street, New York, New York 10019, at 9:30 a.m., Eastern time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting on the proposal specified on reverse side. As to any other matter, said attorneys-in-fact shall vote in accordance with their best judgment.

Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

Note: Please sign exactly as your name(s) appears on the Proxy. If you are signing this Proxy for a corporation, estate, trust or other fiduciary capacity, for example, as a trustee, please state that capacity or title along with your signature.

	Signature	Date

	Signature (Joint Owners)	Date

TOCQUEVILLE

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

MANAGEMENT RECOMMENDS A VOTE FOR THE PROPOSAL BELOW. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED BELOW OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ☐

Vote on Proposal

To approve the Agreement and Plan of Reorganization and Liquidation between The Tocqueville Fund (“Tocqueville Fund”), a series of The Tocqueville Trust and The Tocqueville Genesis Fund (“Genesis Fund”), also a series of The Tocqueville Trust. The Agreement and Plan of Reorganization and Liquidation contemplates the transfer to the Tocqueville Fund of substantially all the assets and liabilities of the Genesis Fund in exchange for shares of the Tocqueville Fund and the distribution of such shares to the shareholders of the Genesis Fund, the liquidation and dissolution of the Genesis Fund, and the termination of the Genesis Fund’s registration under the Investment Company Act of 1940, as amended.	FOR ☐	AGAINST ☐	ABSTAIN ☐

In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

PLEASE SIGN ON REVERSE SIDE

TOCQUEVILLE

STATEMENT OF ADDITIONAL INFORMATION

Relating to the acquisition of the assets of

THE TOCQUEVILLE GENESIS FUND,

a series of

THE TOCQUEVILLE TRUST

40 West 57th Street

New York, New York 10019

by and in exchange for shares of

THE TOCQUEVILLE FUND,

a series of

THE TOCQUEVILLE TRUST

40 West 57th Street

New York, New York 10019

This Statement of Additional Information, relating specifically to the proposed acquisition of substantially all of the assets of The Tocqueville Genesis Fund, a series of the Tocqueville Trust (the “Genesis Fund”) by The Tocqueville Fund, a series of The Tocqueville Trust (the “Tocqueville Fund” together with the Genesis Fund, the “Funds”), consists of this cover page, pro forma financial statements and the following described documents, each of which is incorporated by reference herein:

The Statement of Additional Information of the Funds dated February 28, 2006; and

The Annual Report of the Funds for the year ended October 31, 2005, and the Semi-Annual Report of the Funds for the six months ended April 30, 2006.

This Statement of Additional Information is not a prospectus. A Combined Proxy Statement/Prospectus dated September 22, 2006, relating to the above-referenced transaction may be obtained from Tocqueville Asset Management L.P., 40 West 57th Street, New York, New York 10019, or by calling toll free (800) 697-3863. This Statement of Additional Information relates to, and should be read in conjunction with, such Combined Proxy Statement/Prospectus.

The date of this Statement of Additional Information is September 22, 2006

A.	General Information	3

B.	Additional Information About the Funds	3

C.	Financial Statements	3

D.	Pro Forma Financial Information	3

A. General Information

The Board of Trustees of The Tocqueville Trust has approved a Plan of Reorganization (the “Plan”) which contemplates the transfer of the assets and liabilities of the Genesis Fund (“Acquired Fund”) to the Tocqueville Fund (“Surviving Fund” and together with the Acquired, the “Funds”) in exchange for shares of the Surviving Fund (the “Reorganization”).

After the transfer of its assets and liabilities in exchange for Surviving Fund shares, the Acquired Fund will distribute the shares to its shareholders in liquidation of the Acquired Fund. Each shareholder owning shares of the Acquired Fund at the closing of the Reorganization will receive shares of the Surviving Fund equal in aggregate value to his or her interest in the Acquired Fund, and will receive any unpaid dividends or distributions on shares of the Acquired Fund that were declared at or before the closing of the Reorganization. The Surviving Fund will establish an account for each former shareholder of the Acquired Fund reflecting the appropriate number of shares distributed to the shareholder. These accounts will be substantially identical to the accounts currently maintained by the Acquired Fund for each shareholder. In connection with the Reorganization, all outstanding shares of Acquired Fund will be cancelled, and Acquired Fund will wind up its affairs and be terminated. For further information about the transaction, see the Combined Proxy Statement/Prospectus.

B. Additional Information about the Funds.

This statement of additional information incorporates by reference the following document, which contains additional information about the Funds:

The Statement of Additional Information of the Funds dated February 28, 2006.

C. Financial Statements

Historical financial information regarding the Funds is included in the following documents which are incorporated herein by reference:

The Annual Report of the Funds for the year ended October 31, 2005, including the Funds’ audited financial statements, and the Semi-Annual Report of the Funds for the six months ended April 30, 2006.

D. Pro Forma Financial Information

Shown below are financial statements for both the Acquired Fund and the Surviving Fund and Pro Forma financial statements for the Combined Fund at April 30, 2006, and October 31, 2005, as though the reorganization occurred as of each date. The first table presents Statements of Assets and Liabilities (unaudited) for both the Acquired and Surviving Fund and Pro Forma for the Combined Fund. The second table presents Statements of Operations (unaudited) for both the Acquired and Surviving Fund and Pro Forma for the Combined Fund. The third table presents Portfolio of Investments (unaudited) for both the Acquired and Surviving Fund and Pro Forma for the Combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements (unaudited).

Pro Forma Financial Statements

Statements of Assets and Liabilities

April 30, 2006

(Unaudited)

	The Genesis Fund	The Tocqueville Fund	Adjustments	Pro Forma Combined Tocqueville Fund
Assets
Investments, at value (1)	$23,414,962	$239,667,035	$—	$263,081,997.00
Foreign currencies (2)	1,565	—	—	1,565
Cash	8,850	533	—	9,383
Receivable for investments sold	89,392	—	—	89,392
Receivable for fund shares sold	30,000	967,732	—	997,732
Dividends, interest and other receivables	18,330	179,481	—	197,811
Prepaid assets	11,080	16,371	—	27,451

Total Assets	23,574,179	240,831,152	—	264,405,331

Liabilities
Payable for investments purchased	—	607,802	—	607,802
Payable for fund shares redeemed	91	266,242	—	266,333
Payable to Adviser	26,697	145,393	—	172,090
Accrued distribution fee	2,339	35,972	—	38,311
Accrued expenses and other liabilities	18,409	143,359	—	161,768

Total Liabilities	47,536	1,198,768	—	1,246,304

Net Assets	$23,526,643	$239,632,384	$—	$263,159,027

Net assets consist of:
Paid in capital	19,027,626	183,886,551	—	202,914,178
Accumulated net investment income (loss)	(60,210)	472,596	—	412,386
Accumulated net realized gain (loss)	2,608,671	(4,373,570)	—	(1,764,900)
Net unrealized appreciation on:
Investments and foreign currency related items	1,950,556	59,646,807	—	61,597,363

Net assets	$23,526,643	$239,632,384	$—	$263,159,027

Shares of beneficial interest outstanding (unlimited shares of $0.01 par value authorized)	1,967,008	9,371,794	920,088	10,291,882
Net asset value and redemption price per share	$11.96	$25.57	$0.00	$25.57

Maximum offering price per share	$12.59	$25.57	$0.00	$25.57

[1] Cost of Investments	$21,464,438	$180,020,228	$0	$201,484,666
[2] Cost of Foreign Currencies	$1,516	$0	$0	$1,516

See Notes to Pro Forma Financial Statements (Unaudited)

Pro Forma Financial Statements

Statements of Operations

For the Six Months Ended April 30, 2006

(Unaudited)

	The Genesis Fund	The Tocqueville Fund	Adjustments	Pro Forma Combined Tocqueville Fund
Investment Income:
Dividends*	$82,637	$1,803,479	$—	$1,886,116
Interest	79,273	290,099	—	369,372

	161,910	2,093,578	—	2,255,488

Expenses:
Investment Adviser’s fee	142,386	781,886	(56,954)	867,318
Distribution fees	28,477	260,629	—	289,106
Administration fee	17,086	156,377	—	173,463
Professional fees	6,362	43,470	—	49,832
Transfer agent and shareholder services fees	3,203	22,514	—	25,717
Printing and mailing expense	2,783	16,871	—	19,654
Fund accounting fees	5,569	15,328	—	20,897
Registration fees	11,228	11,872	(11,228)	11,872
Custody fees	3,690	10,258	—	13,948
Trustee fees and expenses	3,850	9,440	—	13,290
Insurance expense	741	5,500	—	6,241
Other expenses	754	5,177	—	5,931

Total expenses before waiver	226,129	1,339,322	(68,182)	1,497,269

Less: Fees waived	(4,009)	—	(47,731)	(51,740)

Net expenses	222,120	1,339,322	(115,913)	1,445,529

Net Investment Income (Loss)	(60,210)	754,256	115,913	809,959

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,690,899	12,989,281	—	15,680,180
Foreign currency translation	(14,204)	(4,410)	—	(18,614)

	2,676,695	12,984,871	—	15,661,566
Net change in unrealized appreciation (depreciation) on:
Investments	683,027	20,984,384	—	21,667,411
Foreign currency translation	84	—	—	84

	683,111	20,984,384	—	21,667,495

Net gain on investments and foreign currency	3,359,806	33,969,255	—	37,329,061

Net Increase in Net Assets Resulting from Operations	$3,299,596	$34,723,511	$115,913	$38,139,020

* Net of foreign taxes withheld	$3,243	$33,537	$—	$36,780

See Notes to Pro Forma Financial Statements (Unaudited)

PRO FORMA FINANCIAL STATEMENTS

Schedule of Investments as of April 30, 2006

(Unaudited)

	The Genesis Fund		Tocqueville Fund		Pro Forma Combined Tocqueville Fund
	Shares	Value	Shares	Value	Shares	Value
Common Stocks - 92.2%
Aerospace & Defense - 1.9%
Armor Holdings, Inc.(a)	3,000	$183,210			3,000	$183,210
Boeing Co.			50,000	$4,172,500	50,000	4,172,500
Ceradyne, Inc.(a)	3,000	159,000			3,000	159,000
Ladish, Inc.(a)	11,000	392,370			11,000	392,370

		734,580		4,172,500		4,907,080

Beverages - 2.5%
Anheuser-Busch Companies, Inc.			75,000	3,343,500	75,000	3,343,500
The Coca-Cola Co.			75,000	3,147,000	75,000	3,147,000

				6,490,500		6,490,500

Biotechnology - 0.6%
Pharmion Corp.(a)			50,000	968,000	50,000	968,000
Kendle International, Inc.(a)	5,000	187,750			5,000	187,750
Pharmion Corp.(a)	20,000	387,200			20,000	387,200

		574,950		968,000		1,542,950

Building Products - 0.1%
PW Eagle, Inc.	8,000	244,160			8,000	244,160

Capital Markets - 1.3%
The Bank of New York Co., Inc.			100,000	3,515,000	100,000	3,515,000

Chemicals - 3.7%
EI Du Pont de Nemours & Co.			150,000	6,615,000	150,000	6,615,000
Omnova Solutions, Inc.(a)	20,000	118,400			20,000	118,400
W.R. Grace & Co.(a)			200,000	3,138,000	200,000	3,138,000

		118,400		9,753,000		9,871,400

Commercial Banks - 3.1%
Mitsubishi Ufj Financial Group, Inc. ADR(b)			500,000	7,830,000	500,000	7,830,000
ICICI Bank Ltd. ADR(b)	10,000	274,300			10,000	274,300

		274,300		7,830,000		8,104,300

Commercial Physical And Biological Research - 0.1%
Essex Corp.(a)	16,000	341,280			16,000	341,280

Commercial Services & Supplies - 3.4%
Avery Dennison Corp.			30,000	1,875,000	30,000	1,875,000
DeVry, Inc.(a)			100,000	2,586,000	100,000	2,586,000
ICT Group, Inc.(a)	8,000	192,000			8,000	192,000
Pico Holdings, Inc.(a)	13,500	442,395			13,500	442,395
Steelcase, Inc.			200,000	3,744,000	200,000	3,744,000

		634,395		8,205,000		8,839,395

See Notes to Pro Forma Financial Statements (Unaudited)

PRO FORMA FINANCIAL STATEMENTS

Schedule of Investments as of April 30, 2006

(Unaudited)

	The Genesis Fund		Tocqueville Fund		Pro Forma Combined Tocqueville Fund
	Shares	Value	Shares	Value	Shares	Value
Communications Equipment - 5.2%
Cisco Systems, Inc.(a)			250,000	$5,237,500	250,000	$5,237,500
Glenayre Technologies, Inc.(a)	20,000	$110,600			20,000	110,600
Juniper Networks, Inc.(a)			125,000	2,310,000	125,000	2,310,000
Nokia Oyj ADR(b)			150,000	3,399,000	150,000	3,399,000
Nortel Networks Corp.(a)(b)			1,000,000	2,660,000	1,000,000	2,660,000

		110,600		13,606,500		13,717,100

Computer Programming Services - 0.2%
Wipro Ltd. ADR(b)	30,000	428,700			30,000	428,700

Computers & Peripherals - 1.2%
Apple Computer, Inc.(a)	4,000	281,560			4,000	281,560
International Business Machines Corp.			30,000	2,470,200	30,000	2,470,200
Key Tronics Corp.(a)	77,562	349,029			77,562	349,029

		630,589		2,470,200		3,100,789

Construction & Engineering - 0.9%
Chicago Bridge & Iron Co., N.V. ADR			100,000	2,397,000	100,000	2,397,000

Construction Materials - 1.3%
Cemex S.A. de C.V. ADR(b)			50,000	3,376,000	50,000	3,376,000

Containers & Packaging - 0.9%
Sonoco Products Co.			75,000	2,349,000	75,000	2,349,000

Diversified Financial Services - 1.6%
Citigroup, Inc.			75,000	3,746,250	75,000	3,746,250
Nasdaq Stock Market, Inc.(a)	10,000	374,200			10,000	374,200

		374,200		3,746,250		4,120,450

Diversified Telecommunication Services - 3.3%
Alaska Communications Systems Group, Inc.	21,000	264,810	400,000	5,044,000	421,000	5,308,810
Verizon Communications, Inc.			100,000	3,303,000	100,000	3,303,000

		264,810		8,347,000		8,611,810

Electrical Equipment - 0.4%
General Cable Corp.(a)	8,500	268,345			8,500	268,345
The Lamson & Sessions Co.(a)	8,000	201,200			8,000	201,200
Regal-Beloit Corp.	8,500	396,610			8,500	396,610
Roper Industries, Inc.	5,000	237,300			5,000	237,300

		1,103,455				1,103,455

	The Genesis Fund		Tocqueville Fund		Pro Forma Combined Tocqueville Fund
	Shares	Value	Shares	Value	Shares	Value
Electric Utilities - 3.1%
FPL Group, Inc.			150,000	$5,940,000	150,000	$5,940,000
Korea Electric Power Corp. ADR(b)			100,000	2,280,000	100,000	2,280,000

				8,220,000		8,220,000

Electrical Appliances, Television And Radio Sets - 1.2%
Samsung Electronics Co., Ltd. GDR(b)			9,300	3,174,936	9,300	3,174,936

Electronic Equipment & Instruments - 0.2%
Itron, Inc.(a)	6,000	$402,300			6,000	402,300
Pemstar, Inc.(a)	19,000	42,750			19,000	42,750

		445,050				445,050

See Notes to Pro Forma Financial Statements (Unaudited)

PRO FORMA FINANCIAL STATEMENTS

Schedule of Investments as of April 30, 2006

(Unaudited)

	The Genesis Fund		Tocqueville Fund		Pro Forma Combined Tocqueville Fund
	Shares	Value	Shares	Value	Shares	Value
Energy Equipment & Services - 3.5%
GlobalSantaFe Corp.			75,000	$4,590,750	75,000	$4,590,750
Grey Wolf, Inc.(a)	23,000	$179,400			23,000	179,400
Gulfmark Offshore, Inc.(a)	11,000	301,400			11,000	301,400
Schlumberger Ltd.			60,000	4,148,400	60,000	4,148,400

		480,800		8,739,150		9,219,950

Food & Staples Retailing - 1.9%
Spartan Stores, Inc.	33,000	455,730			33,000	455,730
Wal-Mart Stores, Inc.			100,000	4,503,000	100,000	4,503,000

		455,730		4,503,000		4,958,730

Food Products - 1.4%
China Green Holdings Ltd.(b)	402,000	168,509			402,000	168,509
Chiquita Brands International, Inc.	14,000	227,080			14,000	227,080
Overhill Farms, Inc.(a)	27,800	92,296			27,800	92,296
Sanderson Farms, Inc.			50,000	1,325,500	50,000	1,325,500
Sara Lee Corp.			100,000	1,787,000	100,000	1,787,000

		487,885		3,112,500		3,600,385

Health Care Equipment & Supplies - 1.3%
Boston Scientific Corp.(a)			50,000	1,162,000	50,000	1,162,000
Intuitive Surgical, Inc.(a)	1,000	127,000			1,000	127,000
Thoratec Corp.(a)			125,000	2,251,250	125,000	2,251,250

		127,000		3,413,250		3,540,250

Health Care Providers & Services - 0.4%
American Retirement Corp.(a)	16,000	406,400			16,000	406,400
Health Net, Inc.(a)	7,000	284,900			7,000	284,900
National Medical Health Card Systemes, Inc.(a)	15,600	348,036			15,600	348,036

		1,039,336				1,039,336

Hotels Restaurants & Leisure - 0.1%
Main Street Restaurant Group, Inc.(a)	60,270	295,323			60,270	295,323

Industrial Conglomerates - 2.5%
General Electric Co.			125,000	4,323,750	125,000	4,323,750
Tyco International Ltd.			75,000	1,976,250	75,000	1,976,250
Walter Industries, Inc.	4,000	265,320			4,000	265,320

		265,320		6,300,000		6,565,320

Insurance - 5.6%
The Allstate Corp.			50,000	2,824,500	50,000	2,824,500
American International Group, Inc.			75,000	4,893,750	75,000	4,893,750
Conseco, Inc.(a)			170,000	4,292,500	170,000	4,292,500
IPC Holdings Ltd.(b)			100,000	2,667,000	100,000	2,667,000

				14,677,750		14,677,750

See Notes to Pro Forma Financial Statements (Unaudited)

PRO FORMA FINANCIAL STATEMENTS

Schedule of Investments as of April 30, 2006

(Unaudited)

	The Genesis Fund		Tocqueville Fund		Pro Forma Combined Tocqueville Fund
	Shares	Value	Shares	Value	Shares	Value
Internet Software & Services - 1.0%
Click Commerce, Inc.(a)	8,000	$170,960			8,000	$170,960
webMethods, Inc.(a)			250,000	$2,392,500	250,000	2,392,500

		170,960		2,392,500		2,563,460

Machinery - 3.5%
CNH Global NV(b)	5,000	133,750			5,000	133,750
Crane Co.	8,000	338,000			8,000	338,000
Cummins, Inc.	2,000	209,000			2,000	209,000
Deere & Co.			10,000	877,800	10,000	877,800
Illinois Tool Works, Inc.			5,500	564,850	5,500	564,850
Manitowoc Co.			80,000	3,967,200	80,000	3,967,200
Parker Hannifin Corp.			40,000	3,242,000	40,000	3,242,000

		680,750		8,651,850		9,332,600

Media - 2.5%
Clear Channel Communications, Inc.			100,000	2,853,000	100,000	2,853,000
Dow Jones & Co, Inc.			100,000	3,697,000	100,000	3,697,000

				6,550,000		6,550,000

Metals & Mining - 12.1%
Alcoa, Inc.			150,000	5,067,000	150,000	5,067,000
Aleris International, Inc.(a)	6,500	300,625			6,500	300,625
Allegheny Technologies, Inc.	3,500	242,690			3,500	242,690
AM Castle & Co.	11,000	397,100			11,000	397,100
Cia Vale do Rio Doce ADR(b)	3,400	175,168			3,400	175,168
Cleveland-Cliffs, Inc.			30,000	2,567,700	30,000	2,567,700
Inco Ltd.(b)			90,000	5,082,300	90,000	5,082,300
Newmont Mining Corp.			125,000	7,295,000	125,000	7,295,000
Peabody Energy Corp.	7,000	447,020			7,000	447,020
Phelps Dodge Corp.			50,000	4,309,500	50,000	4,309,500
Ryerson Tull, Inc.	8,500	249,730			8,500	249,730
Southern Copper Corp.	3,000	297,150			3,000	297,150
Teck Cominco Ltd.(b)			75,000	5,170,500	75,000	5,170,500
Titanium Metals Corp.(a)	3,000	214,950			3,000	214,950

		2,324,433		29,492,000		31,816,433

Motor Vehicles And Passenger Car Bodies - 0.1%
Volvo AB ADR(b)	7,500	378,000			7,500	378,000

Oil & Gas - 3.3%
Devon Energy Corp.			50,000	3,005,500	50,000	3,005,500
Murphy Oil Corp.			100,000	5,018,000	100,000	5,018,000
Petrohawk Energy Corp.(a)	22,000	276,760			22,000	276,760
Valero Energy Corp.	5,500	356,070			5,500	356,070

		632,830		8,023,500		8,656,330

See Notes to Pro Forma Financial Statements (Unaudited)

PRO FORMA FINANCIAL STATEMENTS

Schedule of Investments as of April 30, 2006

(Unaudited)

	The Genesis Fund		Tocqueville Fund		Pro Forma Combined Tocqueville Fund
	Shares	Value	Shares	Value	Shares	Value
Paper & Forest Products - 2.7%
International Paper Co.			100,000	$3,635,000	100,000	$3,635,000
Weyerhaeuser Co.			50,000	3,523,500	50,000	3,523,500

				7,158,500		7,158,500

Pharmaceuticals - 1.1%
King Pharmaceuticals, Inc.(a)	23,500	$408,665			23,500	408,665
Pfizer, Inc.			100,000	2,533,000	100,000	2,533,000

		408,665		2,533,000		2,941,665

Poultry Slaughtering And Processing - 0.5%
Gold Kist, Inc.(a)			90,000	1,205,100	90,000	1,205,100

Prepackaged Software - 0.7%
Bio-key International, Inc.(a)(c)(e)(f)			47,090	—	47,090	—
Bio-key International, Inc.(a)			29,932	18,558	29,932	18,558
Indus International, Inc.(a)	65,000	211,900	500,000	1,630,000	565,000	1,841,900

		211,900		1,648,558		1,860,458

Road & Rail - 0.2%
Amerco, Inc.(a)	2,000	208,880			2,000	208,880
SCS Transportation, Inc.(a)	10,000	262,700			10,000	262,700

		471,580				471,580

Semiconductor & Semiconductor Equipment - 6.3%
Applied Materials, Inc.			200,000	3,590,000	200,000	3,590,000
Intel Corp.			350,000	6,993,000	350,000	6,993,000
International Rectifier Corp.(a)			50,000	2,260,000	50,000	2,260,000
Nvidia Corp.(a)	12,000	350,640			12,000	350,640
ON Semiconductor Corp.(a)	39,000	279,630			39,000	279,630
Ultratech, Inc.(a)	11,000	216,040	150,000	2,946,000	161,000	3,162,040

		846,310		15,789,000		16,635,310

Software - 4.5%
Epicor Software Corp.(a)			100,000	1,213,000	100,000	1,213,000
Mentor Graphics Corp.(a)	15,000	196,950	120,000	1,575,600	135,000	1,772,550
Microsoft Corp.			275,000	6,641,250	275,000	6,641,250
Open Solutions, Inc.(a)	6,500	176,930			6,500	176,930
Oracle Corp.(a)			150,000	2,188,500	150,000	2,188,500

		373,880		11,618,350		11,992,230

See Notes to Pro Forma Financial Statements (Unaudited)

PRO FORMA FINANCIAL STATEMENTS

Schedule of Investments as of April 30, 2006

(Unaudited)

	The Genesis Fund		Tocqueville Fund		Pro Forma Combined Tocqueville Fund
	Shares	Value	Shares	Value	Shares	Value
Specialty Retail - 0.4%
Pier 1 Imports, Inc.			95,000	$1,146,650	95,000	$1,146,650

Water Supply - 0.4%
Purecycle Corp.(a)			100,000	1,175,000	100,000	1,175,000

Total Common Stocks (Cost $181,184,880)		$15,930,171		226,750,544		242,680,715

Exchange Traded Fund - 3.5%
SPDR Trust Series 1	15,000	1,972,050	200,000	6,196,000	215,000	8,168,050
Semiconductor HOLDRs Trust	26,000	977,600			26,000	977,600

Total Exchange Traded Fund (Cost $8,925,212)		2,949,650		6,196,000		9,145,650

Preferred Stock - 0.4%
Biotechnology - 0.4%
Zymequest, Inc.(a)(c)(e)(f)			400,000	960,000	400,000	960,000

Total Preferred Stock (Cost $960,000)				960,000		960,000

Warrants - 0.0%
Bio-key Warrants, $1.35 strike price, expires 4/14/09(a)(e)			262,500	—	262,500	—
Bio-key Warrants, $1.55 strike price, expires 9/29/09(a)(e)			111,111	—	111,111	—

Total Warrants (Cost $0)				—		—

	Principal Amount	Value	Principal Amount	Value	Principal Amount	Value
U.S. Government Bonds - 1.5%
Freddie Mac, 3.70%, 8/25/2009(d)			$2,000,000	1,962,478	$2,000,000	1,962,478
Freddie Mac, 3.90%, 8/27/2009(d)			2,000,000	1,959,388	2,000,000	1,959,388

Total U.S. Government Bonds (Cost $4,040,116)				3,921,866		3,921,866

Convertible Bond - 0.1%
Bio-key International 15.00%, due 1/01/2009(e)			390,625	390,625	390,625	390,625

Total Convertible Bond (Cost $390,625)				390,625		390,625

See Notes to Pro Forma Financial Statements (Unaudited)

PRO FORMA FINANCIAL STATEMENTS

Schedule of Investments as of April 30, 2006

(Unaudited)

	The Genesis Fund		Tocqueville Fund		Pro Forma Combined Tocqueville Fund
	Shares	Value	Shares	Value	Shares	Value
Short-Term Investments - 2.3%
Repurchase Agreement - 0.9%
Repurchase Agreement with U.S. Bank, N.A., 4.50%, dated 4/28/06, due 5/1/06, collateralized by a Freddie Mac 15-Year Fixed (Pool #976) valued at $1,477,003. Repurchase proceeds of $1,448,543 (Cost $1,448,000)			1,448,000	$1,448,000	1,448,000	$1,448,000

Repurchase Agreement with U.S. Bank, N.A., 4.50%, dated 4/28/06, due 5/1/06, collateralized by a Freddie Mac 15-Year Fixed (Pool #4169) valued at $802,762. Repurchase proceeds of $787,295 (Cost $787,000)	787,000	$787,000			787,000	787,000

Total Repurchase Agreements (Cost $2,235,000)		787,000		1,448,000		2,235,000

U.S. Treasury Bills - 1.4%
4.40%, due 6/22/2006	300,000	298,067			300,000	298,067
4.315%, due 7/20/2006	1,000,000	989,848			1,000,000	989,848
4.15%, due 8/24/2006	1,000,000	985,170			1,000,000	985,170
4.15%, due 9/07/2006	1,500,000	1,475,056			1,500,000	1,475,056

Total U.S. Treasury Bills (Cost $3,748,834)		3,748,141				3,748,141

Total Short-Term Investments (Cost $5,983,834)		4,535,141		1,448,000		5,983,141

Total Investments (Cost $201,484,667) - 100.0%		23,414,962		239,667,035		263,081,997
Other Assets In Excess of Liabilities - 0.0%		111,681		(34,651)		77,030

Total Net Assets - 100.0%		$23,526,643		$239,632,384		$263,159,027

See Notes to Pro Forma Financial Statements (Unaudited)

Percentages as stated as a percent of net assets.

ADR – American Depositary Receipt

GDR – Global Depository Receipt

(a)	Non-income producing security.
(b)	Foreign issued security. Foreign concentration was as follows: Bermuda 1.7%; Canada 5.0%; Finland 1.3%; India 0.3%; Japan 3.0% Mexico 1.3%; Netherlands 0.9%; South Korea 2.1%; Sweden 0.1%.
(c)	Denotes security is fully or partially restricted as to resale. The aggregate value of restricted securities at April 30, 2006 was $960,000, which represented 0.4% of net assets.
(d)	Security is a “step-up” bond where the coupon rate increases or steps up at a predetermined rate. Rate shown reflects the original rate.
(e)	Fair value security; see Note 2. The aggregate value of fair valued securities at April 30, 2006 was $1,350,625 which represented 0.5% of net assets.
(f)	Security is considered illiquid and may be difficult to sell.

Notes to the Pro Forma Financial Statements April 30, 2006 (Unaudited)

1.	BASIS OF COMBINATION

The Pro Forma Combined Statement of Assets and Liabilities, including the Portfolio of Investments (“Pro Forma Statements”) as of April 30, 2006, and the related Combined Statement of Operations for the six months ended April 30, 2006, reflect the accounts of The Tocqueville Fund series of The Tocqueville Trust (“Tocqueville Fund”) and The Tocqueville Genesis Fund series of The Tocqueville Trust (“Genesis Fund”). The Pro Forma Combined Statement of Assets and Liabilities has been restated to reflect a tax free exchange of Genesis Fund shares as of the close of business on April 30, 2006. Tocqueville Asset Management L.P., the Funds’ adviser, will pay all the costs associated with the reorganization.

The Pro Forma Statements give effect to the proposed transfer of substantially all assets and liabilities of Genesis Fund in exchange for shares of the Tocqueville Fund. In conjunction with the reorganization, the Tocqueville Fund is the surviving fund.

The Pro Forma Statements should be read in conjunction with the historical financial statements of the Tocqueville Fund and the Genesis Fund included in their Statement of Additional Information.

2.	VALUATION

Investments in securities, including foreign securities, traded on an exchange or quoted on the over-the-counter market are valued at the last sale price or, if no sale occurred during the day, at the mean between closing bid and asked prices, as last reported by a pricing service approved by the Trustees. When market quotations are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures established by the Trustees. Short-term investments are stated at cost which, together with accrued interest, approximates fair value.

3.	CAPITAL SHARES

The Pro Forma Combined net asset value per share assumes the issuance of additional shares of Tocqueville Fund which would have been issued at April 30, 2006, in connection with the proposed reorganization. The amount of additional shares assumed to be issued was calculated based on the April 30, 2006, net asset value per share of Tocqueville Fund ($25.57).

The Pro Forma number of shares outstanding are determined as follows:

Shares of Tocqueville Fund: 9,371,794

Additional Shares to be issued to Genesis Fund: 920,088

Pro Forma Shares Outstanding for the Combined Tocqueville Fund: 10,291,882

The Pro Forma Statements assume that all shares of Genesis Fund outstanding on April 30, 2006, were exchanged, tax free, for shares of Tocqueville Fund.

4.	PRO FORMA OPERATING EXPENSES

The Pro Forma Statement of Operations assumes expense adjustments based on the agreements of the Tocqueville Fund, the surviving entity. Certain accounts have been adjusted to reflect the expenses of the combined entity more closely. Pro Forma operating expenses include the expenses of the Tocqueville Fund and the Genesis Fund combined, adjusted for certain items which are factually supportable. All fees other than the Trustee fees and expenses have been charged to the combined entity based upon the contracts in effect for Tocqueville Fund at the level of assets of the combined fund for the stated period.

5.	FEDERAL INCOME TAX

Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as “regulated investment companies” and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Accounting principles generally accepted in the United States of America (“GAAP”) requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

The Tocqueville Trust

Statements of Assets and Liabilities

October 31, 2005

(Unaudited)

	The Genesis Fund	Tocqueville Fund	Adjustments	Pro Forma Combined Tocqueville Fund
Assets
Investments, at value (1)	$21,246,352	$178,220,285	$—	$199,466,637
Cash	57,450	182	—	57,632
Cash held at broker for futures contracts	7,902	—	—	7,902
Receivable for investments sold	1,964,081	—	—	1,964,081
Receivable for fund shares sold	16,970	463,387	—	480,357
Dividends, interest and other receivables	12,202	101,235	—	113,437
Prepaid assets	11,814	17,372	—	29,186

Total Assets	23,316,771	178,802,461	—	202,119,232

Liabilities
Payable for investments purchased	643,896	2,546,094	—	3,189,990
Payable for fund shares redeemed	9,211	205,264	—	214,475
Payable to Adviser	23,827	111,400	—	135,227
Accrued distribution fee	2,759	32,774	—	35,533
Accrued expenses and other liabilities	20,509	115,672	—	136,181

Total Liabilities	700,202	3,011,204	—	3,711,406

Net Assets	$22,616,569	$175,791,257	$—	$198,407,826

Net assets consist of:
Paid in capital	20,748,563	149,236,903	—	169,985,466
Accumulated net investment income (loss)	—	587,541	—	587,541
Accumulated net realized gain (loss)	600,561	(12,695,610)	—	(12,095,049)
Net unrealized appreciation on:
Investments and foreign currency related items	1,267,445	38,662,423	—	39,929,868

Net assets	$22,616,569	$175,791,257	$—	$198,407,826

Shares of beneficial interest outstanding (unlimited shares of $0.01 par value authorized)	2,120,554	7,928,217	1,020,143	8,948,360
Net asset value and redemption price per share	$10.67	$22.17	$—	$22.17

Maximum offering price per share	$11.23	$22.17	$—	$22.17

[1] Cost of Investments	$19,978,855	$139,557,862	$0	$159,536,717
[2] Cost of Foreign Currencies	$0	$0	$0	$0

See Notes to Pro Forma Financial Statements (Unaudited)

Pro Forma Financial Statements

Statements of Operations

October 31, 2005

(Unaudited)

	The Genesis Fund	Tocqueville Fund	Adjustments	Pro Forma Combined Tocqueville Fund
Investment Income:
Dividends*	$250,889	$2,974,393	$—	$3,225,282
Interest	122,276	321,118	—	443,394

	373,165	3,295,511	—	3,668,676

Expenses:
Investment Adviser’s fee	339,649	1,225,468	(135,860)	1,429,257
Distribution fees	67,930	408,489	—	476,419
Administration fee	40,758	245,094	—	285,852
Professional fees	20,632	114,326	—	134,958
Transfer agent and shareholder services fees	7,745	49,693	—	57,438
Registration fees	32,956	21,551	(32,956)	21,551
Custody fees	18,703	22,504	—	41,207
Fund accounting fees	11,851	27,936	—	39,787
Trustee fees and expenses	19,144	20,272	—	39,416
Printing and mailing expense	5,555	28,404	—	33,959
Insurance expense	1,963	8,305	—	10,268
Other expenses	1,606	11,601	—	13,207

Total expenses before waiver	568,492	2,183,643	(168,816)	2,583,319
Less: Fees waived	(38,632)	—	(162,592)	(201,224)

Net expenses	529,860	2,183,643	(331,408)	2,382,095

Net Investment Income (Loss)	(156,695)	1,111,868	331,408	1,286,581

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	814,195	9,077,871	—	9,892,066
Foreign currency translation	(25,769)	(11,417)	—	(37,186)

	788,426	9,066,454	—	9,854,880
Net change in unrealized appreciation (depreciation) on:
Investments	883,298	9,388,720	—	10,272,018
Written options	(7,710)	—	—	(7,710)
Futures	5,783	—	—	5,783
Foreign currency translation	(260)	(226)	—	(486)

	881,111	9,388,494	—	10,269,605

Net gain (loss) on investments and foreign currency	1,669,537	18,454,948	—	20,124,485

Net Increase in Net Assets Resulting from Operations	$1,512,842	$19,566,816	$331,408	$21,411,066

* Net of foreign taxes withheld	$11,972	$29,995	$—	$41,967

See Notes to Pro Forma Financial Statements (Unaudited)

PRO FORMA FINANCIAL STATEMENTS

Schedule of Investments as of October 31, 2005 (Unaudited)

	The Genesis Fund		Tocqueville Fund		Pro Forma Combined Tocqueville Fund
	Shares	Value	Shares	Value	Shares	Value
Common Stocks - 92.3%
Aerospace & Defense - 1.7%
Boeing Co.			50,000	$3,232,000	50,000	$3,232,000
Esterline Technologies Corp.(a)	2,000	$75,300			2,000	75,300

		75,300		3,232,000		3,307,300

Air Freight & Logistics - 0.1%
FedEx Corp.	1,500	137,895			1,500	137,895

Automobiles - 0.1%
Tata Motors Ltd. ADR(a)(b)	20,000	212,800			20,000	212,800

Biological Products, Except Diagnostic Substances - 0.0%
Neurobiological Technologies, Inc.(a)	25,000	89,750			25,000	89,750

Capital Markets - 1.6%
The Bank of New York Co., Inc.			100,000	3,129,000	100,000	3,129,000

Chemicals - 4.0%
Airgas, Inc.	7,000	197,890			7,000	197,890
EI Du Pont de Nemours & Co.	10,000	416,900	125,000	5,211,250	135,000	5,628,150
Huntsman Corp.(a)	9,000	178,920			9,000	178,920
Olin Corp.			50,000	894,000	50,000	894,000
Sigma-Aldrich Corp.	4,000	254,800			4,000	254,800
W.R. Grace & Co.(a)			100,000	752,000	100,000	752,000

		1,048,510		6,857,250		7,905,760

Commercial Banks - 3.3%
Bank of America Corp.	4,000	174,960			4,000	174,960
Mitsubishi Tokyo Financial Group, Inc. ADR(b)			500,000	6,345,000	500,000	6,345,000

		174,960		6,345,000		6,519,960

Commercial Physical And Biological Research - 0.1%
Essex Corp.(a)	5,000	89,850			5,000	89,850

Commercial Services & Supplies - 3.4%
Avery Dennison Corp.			30,000	1,699,500	30,000	1,699,500
DeVry, Inc.(a)			75,000	1,695,000	75,000	1,695,000
First Advantage Corp.(a)	2,000	52,360			2,000	52,360
Jenoptik AG(a)(b)	43,000	379,801			43,000	379,801
Steelcase, Inc.			200,000	2,864,000	200,000	2,864,000

		432,161		6,258,500		6,690,661

See Notes to Pro Forma Financial Statements (Unaudited)

PRO FORMA FINANCIAL STATEMENTS

Schedule of Investments as of October 31, 2005 (Unaudited)

	The Genesis Fund		Tocqueville Fund		Pro Forma Combined Tocqueville Fund
	Shares	Value	Shares	Value	Shares	Value
Communications Equipment - 5.1%
Andrew Corp.(a)	18,000	$191,160			18,000	$191,160
Cisco Systems, Inc.(a)	15,000	261,750	203,200	$3,545,840	218,200	3,807,590
Nokia Oyj ADR(b)	23,000	386,860	150,000	2,523,000	173,000	2,909,860
Plantronics, Inc.	5,000	149,250			5,000	149,250
QUALCOMM, Inc.	3,000	119,280			3,000	119,280
Tellabs, Inc.(a)			300,000	2,868,000	300,000	2,868,000
Zhone Technologies, Inc.(a)	25,400	57,404			25,400	57,404

		1,165,704		8,936,840		10,102,544

Computers & Peripherals - 1.3%
International Business Machines Corp.			30,000	2,456,400	30,000	2,456,400
Key Tronic Corp.(a)	10,000	42,100			10,000	42,100
Presstek, Inc.(a)	10,000	102,500			10,000	102,500

		144,600		2,456,400		2,601,000

Construction & Engineering - 0.1%
Chicago Bridge & Iron Company N.V. ADR(b)	3,000	66,900			3,000	66,900
Granite Construction Incorporated	4,000	136,440			4,000	136,440

		203,340				203,340

Construction Materials - 1.4%
Cemex S.A. de C.V. ADR(b)	4,000	208,280	50,000	2,603,500	54,000	2,811,780

Consumer Finance - 0.1%
MoneyGram International, Inc.	11,000	267,300			11,000	267,300

Containers & Packaging - 1.1%
Sonoco Products Co.			75,000	2,122,500	75,000	2,122,500

Diversified Financial Services - 0.1%
Citigroup, Inc.	4,000	183,120			4,000	183,120

Electric Utilities - 4.2%
FPL Group, Inc.			60,000	2,583,600	60,000	2,583,600
Korea Electric Power Corp. ADR(b)	10,000	163,300	100,000	1,633,000	110,000	1,796,300
TXU Corp.(b)			40,000	4,030,000	40,000	4,030,000

		163,300		8,246,600		8,409,900

Electrical Appliances, Television And Radio Sets - 1.2%
Samsung Electronics Co., Ltd. GDR(b)			9,300	2,467,602	9,300	2,467,602

Electrical Equipment - 0.1%
General Cable Corp.(a)	3,000	48,750			3,000	48,750
Global Power Equipment Group, Inc.(a)	25,000	156,750			25,000	156,750
The Lamson & Sessions Co.(a)	3,000	58,800			3,000	58,800

		264,300				264,300

See Notes to Pro Forma Financial Statements (Unaudited)

PRO FORMA FINANCIAL STATEMENTS

Schedule of Investments as of October 31, 2005 (Unaudited)

	The Genesis Fund		Tocqueville Fund		Pro Forma Combined Tocqueville Fund
	Shares	Value	Shares	Value	Shares	Value
Electronic Equipment & Instruments - 1.2%
Symbol Technologies, Inc.			200,000	$1,660,000	200,000	$1,660,000
Benchmark Electronics, Inc.(a)	10,000	$280,900			10,000	280,900
NU Horizons Electronics Corp.(a)	28,000	249,480			28,000	249,480
Symbol Technologies, Inc.	24,000	199,200			24,000	199,200

		729,580		1,660,000		2,389,580

Energy Equipment & Services - 3.4%
GlobalSantaFe Corp.			75,000	3,341,250	75,000	3,341,250
Grey Wolf, Inc.(a)	20,000	153,600			20,000	153,600
GulfMark Offshore, Inc.(a)	3,000	85,620			3,000	85,620
Maverick Tube Corp.(a)	7,000	216,720			7,000	216,720
Pioneer Drilling Co.(a)	8,000	137,040			8,000	137,040
Schlumberger Ltd.			30,000	2,723,100	30,000	2,723,100
Tesco Corp.(a)(b)	4,000	65,360			4,000	65,360

		658,340		6,064,350		6,722,690

Food & Staples Retailing - 2.6%
Wal-Mart Stores, Inc.	4,000	189,240	100,000	4,731,000	104,000	4,920,240
Sysco Corp.	5,000	159,550			5,000	159,550

		348,790		4,731,000		5,079,790

Food Products - 2.6%
China Green Holdings Ltd.(b)	402,000	92,824			402,000	92,824
Chiquita Brands International, Inc.	3,000	82,830			3,000	82,830
CSM NV(a)(b)	8,000	204,024			8,000	204,024
Kook Soon Dang Brewery Co., Ltd.(b)	5,000	74,234			5,000	74,234
Nutreco Holding NV(a)(b)	10,075	405,217	50,268	2,021,781	60,343	2,426,998
Overhill Farms, Inc.(a)	5,000	19,750			5,000	19,750
Sara Lee Corp.	5,000	89,250	100,000	1,785,000	105,000	1,874,250
The Hain Celestial Group, Inc.(a)	16,000	309,120			16,000	309,120

		1,277,249		3,806,781		5,084,030

Games, Toys, And Children’s Vehicles, Except Dolls And Bicycles - 0.0%
Gaming Partners International Corp.(a)	4,000	57,200			4,000	57,200

Gaming - 1.5%
Scientific Games Corp. - Class A(a)			100,000	2,996,000	100,000	2,996,000

Health Care Equipment & Supplies - 5.6%
Health Care Select Sector SPDR Fund			275,000	8,368,250	275,000	8,368,250
Medtronic, Inc.	3,000	169,980			3,000	169,980
Microtek Medical Holdings, Inc.(a)	20,000	69,600			20,000	69,600
Rita Medical Systems, Inc.(a)	15,000	50,100			15,000	50,100
Thoratec Corp.(a)	20,000	395,600	100,000	1,978,000	120,000	2,373,600

		685,280		10,346,250		11,031,530

See Notes to Pro Forma Financial Statements (Unaudited)

PRO FORMA FINANCIAL STATEMENTS

Schedule of Investments as of October 31, 2005 (Unaudited)

	The Genesis Fund		Tocqueville Fund		Pro Forma Combined Tocqueville Fund
	Shares	Value	Shares	Value	Shares	Value
Health Care Providers & Services - 0.1%
Coventry Health Care, Inc.(a)	1,000	$53,990			1,000	$53,990
Health Net, Inc.(a)	4,000	187,360			4,000	187,360
The Trizetto Group, Inc.(a)	2,000	28,340			2,000	28,340

		269,690				269,690

Hotels Restaurants & Leisure - 0.2%
Landry’s Restaurants, Inc.	6,000	165,000			6,000	165,000
Nissin Healthcare Food Service Co., Ltd.(b)	10,000	145,349			10,000	145,349
Pinnacle Entertainment, Inc.(a)	3,000	56,850			3,000	56,850
Ruth’s Chris Steak House, Inc.(a)	6,000	107,160			6,000	107,160

		474,359				474,359

Household Durables - 0.1%
Jarden Corp.(a)	5,000	168,950			5,000	168,950

Industrial Conglomerates - 1.0%
General Electric Company			50,000	$1,695,500	50,000	1,695,500
3M Co.	3,000	227,940			3,000	227,940

		227,940		1,695,500		1,923,440

Insurance - 7.8%
American International Group, Inc.	6,000	388,800	75,000	4,860,000	81,000	5,248,800
Conseco, Inc.(a)	13,000	263,900	170,000	3,451,000	183,000	3,714,900
IPC Holdings Ltd.(b)			75,000	1,974,750	75,000	1,974,750
The Allstate Corp.			50,000	2,639,500	50,000	2,639,500
Willis Group Holdings Ltd.(b)	6,000	222,840			6,000	222,840
Zenith National Insurance Corp.			37,500	1,688,250	37,500	1,688,250

		875,540		14,613,500		15,489,040

Insurance Agents, Brokers, And Service - 0.0%
Meadowbrook Insurance Group, Inc.(a)	15,000	82,350			15,000	82,350

Internet Software & Services - 1.1%
iPass, Inc.(a)	10,000	55,000			10,000	55,000
Raindance Communications, Inc.(a)	38,000	76,000			38,000	76,000
webMethods, Inc.(a)	35,000	243,600	250,000	1,740,000	285,000	1,983,600

		374,600		1,740,000		2,114,600

IT Services - 0.1%
Ciber, Inc.(a)	15,000	95,700			15,000	95,700
Lionbridge Technologies, Inc.(a)	20,000	135,400			20,000	135,400

		231,100				231,100

Leisure Equipment & Products - 0.7%
Mattel, Inc.			100,000	1,475,000	100,000	1,475,000

See Notes to Pro Forma Financial Statements (Unaudited)

PRO FORMA FINANCIAL STATEMENTS

Schedule of Investments as of October 31, 2005 (Unaudited)

	The Genesis Fund		Tocqueville Fund		Pro Forma Combined Tocqueville Fund
	Shares	Value	Shares	Value	Shares	Value
Machinery - 3.4%
Bodycote International Plc(b)	85,000	$340,770			85,000	$340,770
Deere & Co.			10,000	$606,800	10,000	606,800
Manitowoc Co.	7,000	372,470	50,000	2,660,500	57,000	3,032,970
Parker Hannifin Corp.	5,000	313,400	40,000	2,507,200	45,000	2,820,600

		1,026,640		5,774,500		6,801,140

Media - 2.7%
Clear Channel Communications, Inc.			50,000	1,521,000	50,000	1,521,000
Dow Jones & Co., Inc.	9,000	305,190	100,000	3,391,000	109,000	3,696,190
The Walt Disney Company	4,000	97,480			4,000	97,480

		402,670		4,912,000		5,314,670

Metals & Mining - 12.2%
Alcoa, Inc.	9,000	218,610	150,000	3,643,500	159,000	3,862,110
Aleris International, Inc.(a)	4,000	103,840			4,000	103,840
Cleveland-Cliffs, Inc.	4,000	326,160	30,000	2,446,200	34,000	2,772,360
Gold Fields Ltd. ADR(b)	15,000	198,000			15,000	198,000
Inco Ltd.(b)			100,000	4,022,000	100,000	4,022,000
Newmont Mining Corp.			125,000	5,325,000	125,000	5,325,000
Phelps Dodge Corp.			30,000	3,614,100	30,000	3,614,100
Ryerson Tull, Inc.	4,000	80,760			4,000	80,760
Teck Cominco Ltd.(b)			100,000	4,219,000	100,000	4,219,000

		927,370		23,269,800		24,197,170

Oil & Gas - 4.2%
Devon Energy Corp.			60,000	3,622,800	60,000	3,622,800
Murphy Oil Corp.			100,000	4,685,000	100,000	4,685,000
Statoil ASA ADR(b)	5,000	111,050			5,000	111,050

		111,050		8,307,800		8,418,850

Paper & Forest Products - 3.3%
International Paper Company	14,000	408,520	100,000	2,918,000	114,000	3,326,520
Weyerhaeuser Co.			50,000	3,167,000	50,000	3,167,000

		408,520		6,085,000		6,493,520

Pharmaceuticals - 0.2%
Johnson & Johnson	4,000	250,480			4,000	250,480
POZEN, Inc.(a)	7,000	68,250			7,000	68,250
Sepracor, Inc.(a)	3,000	168,750			3,000	168,750

		487,480				487,480

Prepackaged Software - 0.9%
Bio-key International, Inc.(a)(e)(f)(g)			47,090	—	47,090	—
Indus International, Inc.(a)	100,000	289,400	500,000	1,447,000	600,000	1,736,400

		289,400		1,447,000		1,736,400

See Notes to Pro Forma Financial Statements (Unaudited)

PRO FORMA FINANCIAL STATEMENTS

Schedule of Investments as of October 31, 2005 (Unaudited)

	The Genesis Fund		Tocqueville Fund		Pro Forma Combined Tocqueville Fund
	Shares	Value	Shares	Value	Shares	Value
Road & Rail - 0.2%
CSX Corp.	3,000	$137,430			3,000	$137,430
Kansas City Southern(a)	10,000	221,600			10,000	221,600

		359,030				359,030

Semiconductor & Semiconductor Equipment - 3.4%
Applied Materials, Inc.			50,000	$819,000	50,000	819,000
ASM Lithography Holding NV ADR	10,000	169,800			10,000	169,800
Integrated Silicon Solutions, Inc.(a)	20,000	154,400			20,000	154,400
Intel Corp.			125,000	2,937,500	125,000	2,937,500
Kopin Corp.(a)	10,000	56,500			10,000	56,500
MEMC Electronic Materials, Inc.(a)	11,500	206,310			11,500	206,310
Omnivision Technologies, Inc.(a)	10,000	128,900			10,000	128,900
Semitool, Inc.(a)	20,000	182,200			20,000	182,200
Ultratech, Inc.(a)	26,000	358,280	125,000	1,722,500	151,000	2,080,780

		1,256,390		5,479,000		6,735,390

Semiconductors And Related Devices - 0.0%
Volterra Semiconductor Corp.(a)	5,000	61,650			5,000	61,650

Software - 4.0%
Agile Software Corp.(a)	20,000	142,000			20,000	142,000
Microsoft Corp.	15,000	385,500	200,000	5,140,000	215,000	5,525,500
Oracle Corp.(a)	20,000	253,600	150,000	1,902,000	170,000	2,155,600
Sonic Solutions, Inc.(a)	5,000	95,700			5,000	95,700

		876,800		7,042,000		7,918,800

Specialty Retail - 0.2%
The PEP Boys-Manny, Moe & Jack	11,000	151,800			11,000	151,800
Tractor Supply Co.(a)	4,000	194,000			4,000	194,000

		345,800				345,800

Textiles, Apparel & Luxury Goods - 0.2%
Benetton Group S.p.A.(b)	25,000	265,607			25,000	265,607
Skechers U.S.A., Inc.(a)	9,000	114,030			9,000	114,030

		379,637				379,637

Trading Companies & Distributors - 0.1%
Hughes Supply, Inc.	7,000	234,150			7,000	234,150

Water Supply - 0.3%
Purecycle Corp.(a)			100,000	642,000	100,000	642,000

Total Common Stocks (Cost $143,186,939)		18,488,725		164,742,673		183,231,398

Preferred Stock - 0.5%
Biotechnology - 0.5%
Zymequest, Inc.(a)(e)(f)(g)			400,000	960,000	400,000	960,000

Total Preferred Stock (Cost $960,000)				960,000		960,000

See Notes to Pro Forma Financial Statements (Unaudited)

PRO FORMA FINANCIAL STATEMENTS

Schedule of Investment as of October 31, 2005 (Unaudited)

	The Genesis Fund		Tocqueville Fund		Pro Forma Combined Tocqueville Fund
	Shares	Value	Shares	Value	Shares	Value
Warrants - 0.0%
Bio-key Warrants, $1.35 strike price, expires 4/14/09(a)(e)			262,500	—	262,500	—
Bio-key Warrants, $1.55 strike price, expires 9/29/29(a)(e)			111,111	—	111,111	—

Total Warrants (Cost $0)				—		—

	Shares or Principal Amount	Value	Shares or Principal Amount	Value	Shares or Principal Amount	Value
U.S. Government Bonds - 2.5%
Freddie Mac, 3.90%, 8/27/2009(c)(d)	$1,000,000	$984,777	$2,000,000	$1,973,384	$2,000,000	$2,958,161
Freddie Mac, 3.70%, 8/25/2009(d)			2,000,000	1,969,554	2,000,000	1,969,554

Total U.S. Government Bonds (Cost $5,041,066)		984,777		3,942,938		4,927,715

Convertible Bond - 0.2%
Bio-key International 11.00%, due 9/29/2007(e)			390,625	390,625	390,625	390,625

Total Convertible Bond (Cost $390,625)				390,625		390,625

Short-Term Investments - 5.0%
Repurchase Agreement - 2.4%
Repurchase Agreement with U.S. Bank, N.A., 3.50%, dated 10/31/05, due 11/1/05, collateralized by a Freddie Mac 15-Year Fixed (Pool #5592) valued at $3,880,815. Repurchase proceeds of $3,735,358 (Cost $3,735,000)			3,735,000	3,735,000	3,735,000	3,735,000

	The Genesis Fund		Tocqueville Fund		Pro Forma Combined Tocqueville Fund
	Shares	Value	Shares	Value	Shares	Value
Repurchase Agreement with U.S. Bank, N.A., 3.50%, dated 10/31/05, due 11/1/05, collateralized by a Freddie Mac 15-Year Fixed (Pool #5592) valued at $1,065,016. Repurchase proceeds of $1,025,098 (Cost $1,025,000)	1,025,000	1,025,000			1,025,000	1,025,000

Total Repurchase Agreements (Cost $4,760,000)		1,025,000		3,735,000		4,760,000

U.S. Treasury Bill - 2.6%
3.44%, due 12/01/2005	750,000	747,850			750,000	747,850
3.79%, due 2/09/2006			2,500,000	2,473,473	2,500,000	2,473,473
3.90%, due 2/23/2006			2,000,000	1,975,576	2,000,000	1,975,576

Total U.S. Treasury Bills (Cost $5,198,087)		747,850		4,449,049		5,196,899

Total Short-Term Investments (Cost $9,958,087)		1,772,850		8,184,049		9,956,899

Total Investments (Cost $159,536,717) - 100.5%		21,246,352		178,220,285		199,466,637
Liabilities in Excess of Other Assets - (0.5)%		1,370,217		(2,429,028)		(1,058,811)

Total Net Assets - 100.0%		$22,616,569		$175,791,257		$198,407,826

See Notes to Pro Forma Financial Statements (Unaudited)

Percentages are stated as a percent of net assets.

ADR – American Depository Receipt

GDR – Global Depository Receipt

(a)	Non-income producing security.
(b)	Foreign issued security. Foreign concentration was as follows: Bermuda 1.0%; Canada 4.2%; Finland 1.4%; Germany 0.2%; Italy 0.1%; Japan 3.2%; Mexico 1.3%; Netherlands 1.5%; South Korea 2.2%; United Kingdom 0.3%.
(c)	Security is a “step-up” bond where the coupon rate increases or steps up at a predetermined rate. Rate shown reflects the original rate.
(d)	Security is a “step-up” bond where the coupon rate increases or steps up at a predetermined rate. Rate shown reflects the original rate.
(e)	Fair valued security; see Note 2. The aggregate value of fair valued securities at October 31, 2005 was $1,350,625 which represents 0.7% of net assets.
(f)	Security is considered illiquid and may be difficult to sell.
(g)	Denotes security is fully or partially restricted as to resale. The aggregate value of restricted securities at October 31, 2005 was $960,000 which represented 0.5% of net assets.

Notes to the Pro Forma Financial Statements October 31, 2005 (Unaudited)

1.	BASIS OF COMBINATION

The Pro Forma Combined Statement of Assets and Liabilities, including the Portfolio of Investments (“Pro Forma Statements”) as of October 31, 2005, and the related Combined Statement of Operations for the twelve months ended October 31, 2005, reflect the accounts of The Tocqueville Fund series of The Tocqueville Trust (“Tocqueville Fund”) and The Tocqueville Genesis Fund series of The Tocqueville Trust (“Genesis Fund”). The Pro Forma Combined Statement of Assets and Liabilities has been restated to reflect a tax free exchange of Genesis Fund shares as of the close of business on October 31, 2005. Tocqueville Asset Management L.P., the Funds’ adviser, will pay all the costs associated with the reorganization.

The Pro Forma Statements give effect to the proposed transfer of substantially all assets and liabilities of Genesis Fund in exchange for shares of the Tocqueville Fund. In conjunction with the reorganization, the Tocqueville Fund is the surviving fund.

The Pro Forma Statements should be read in conjunction with the historical financial statements of the Tocqueville Fund and the Genesis Fund included in their Statement of Additional Information.

2.	VALUATION

Investments in securities, including foreign securities, traded on an exchange or quoted on the over-the-counter market are valued at the last sale price or, if no sale occurred during the day, at the mean between closing bid and asked prices, as last reported by a pricing service approved by the Trustees. When market quotations are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures established by the Trustees. Short-term investments are stated at cost which, together with accrued interest, approximates fair value.

3.	CAPITAL SHARES

The Pro Forma Combined net asset value per share assumes the issuance of additional shares of Tocqueville Fund which would have been issued at October 31, 2005, in connection with the proposed reorganization. The amount of additional shares assumed to be issued was calculated based on the October 31, 2005, net asset value per share of Tocqueville Fund ($22.17).

The Pro Forma number of shares outstanding are determined as follows:

Shares of Tocqueville Fund: 7,928,217

Additional Shares to be issued to Genesis Fund: 1,020,143

Pro Forma Shares Outstanding for the Combined Tocqueville Fund: 8,948,360

The Pro Forma Statements assume that all shares of Genesis Fund outstanding on October 31, 2005, were exchanged, tax free, for shares of Tocqueville Fund.

4.	PRO FORMA OPERATING EXPENSES

The Pro Forma Statement of Operations assumes expense adjustments based on the agreements of Tocqueville Fund, the surviving entity. Certain accounts have been adjusted to reflect the expenses of the combined entity more closely. Pro Forma operating expenses include the expenses of Tocqueville Fund and Genesis Fund combined, adjusted for certain items which are factually supportable. All fees other than the Trustee fees and expenses have been charged to the combined entity based upon the contract in effect for Tocqueville Fund at the level of assets of the combined fund for the stated period.

5.	FEDERAL INCOME TAX

Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as “regulated investment companies” and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Accounting principles generally accepted in the United States of America (“GAAP”) requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

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